                                                                    EXHIBIT 99.1


                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA


In re: OmniSky Corporation              CASE NO.   01-33125 (DM)
                                                   -------------

                                        CHAPTER 11
                                        MONTHLY OPERATING REPORT
                                        (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

     MONTH ENDED: Feb-02                        PETITION DATE: 12/10/01

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

     Dollars reported in $1

                                                           END OF CURRENT       END OF PRIOR        AS OF PETITION
2.   ASSET AND LIABILITY STRUCTURE                              MONTH               MONTH               FILING
                                                           --------------       ------------        --------------
     a. Current Assets                                       $12,208,065         $13,042,246
                                                             -----------         -----------
     b. Total Assets                                         $63,701,882(1)      $64,906,286         $23,189,381(1)
                                                             -----------         -----------         -----------
     c. Current Liabilities                                  $ 1,235,921         $ 2,215,140
                                                             -----------         -----------
     d. Total Liabilities                                    $ 8,336,652(2)      $ 8,767,332         $42,832,634(2)
                                                             -----------         -----------         -----------

3.   STATEMENT OF CASH RECEIPTS &                                                                     CUMULATIVE
     DISBURSEMENTS FOR MONTH                                CURRENT MONTH        PRIOR MONTH        (CASE TO DATE)
                                                            -------------        -----------        --------------
     a. Total Receipts                                       $    355,108        $  3,802,383        $  4,157,491
                                                             ------------        ------------        ------------
     b. Total Disbursements                                  $    966,672        $  2,875,070        $  3,841,742
                                                             ------------        ------------        ------------
     c. Excess (Deficiency) of Receipts
        Over Disbursements(a - b)                            $   (611,564)       $    927,313        $    315,749
                                                             ------------        ------------        ------------
     d. Cash Balance Beginning of Period                     $ 10,651,602        $  9,724,289        $  9,724,289
                                                             ------------        ------------        ------------
     e. Cash Balance End of Period (c + d)                   $ 10,040,038        $ 10,651,602        $ 10,040,038
                                                             ------------        ------------        ------------

                                                                                                      CUMULATIVE
                                                            CURRENT MONTH        PRIOR MONTH        (CASE TO DATE)
                                                            -------------        -----------        --------------
4.   PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS          $   (434,396)       $ (7,748,686)       $ (8,183,082)
                                                             ------------        ------------        ------------
5.   ACCOUNT RECEIVABLES (PRE AND POST PETITION)             $    231,056        $    144,902
                                                             ------------        ------------
6.   POST-PETITION LIABILITIES                               $  1,235,921        $  2,215,140
                                                             ------------        ------------
7.   PAST DUE POST-PETITION ACCOUNT PAYABLES
     (OVER 30 DAYS)                                          $          0        $          0
                                                             ------------        ------------

AT THE END OF THIS REPORTING MONTH:                              YES                  NO
                                                                 ---                  --
8.   Have any payments been made on pre-petition                  X
     debt, other than payments in the normal course              ---                  ---
     to secured creditors or lessors? (if yes, attach
     listing including date of payment, amount of
     payment and name of payee)

9.   Have any payments been made to professionals?                X
     (if yes, attach listing including date of                   ---                  ---
     payment, amount of payment and name of payee)

10.  If the answer is yes to 8 or 9, were all such                X
     payments approved by the court?                             ---                  ---

11.  Have any payments been made to officers, insiders,           X
     shareholders, relatives?  (if yes, attach listing           ---                  ---
     including date of payment, amount and reason for
     payment, and name of payee)

12.  Is the estate insured for replacement cost of                X
     assets and for general liability?                           ---                  ---

13.  Are a plan and disclosure statement on file?                                      X
                                                                 ---                  ---

14.  Was there any post-petition borrowing during                                      X
     this reporting period?                                      ---                  ---

15.  Check if paid: Post-petition taxes    ;      U.S. Trustee Quarterly Fees  X : Check if filing is current for: Post-petition
                                        ---                                   ---
      tax reporting and tax returns:     X .
                                        ---

     (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:         3/19/02                    /s/ Michael Malesardi
      ---------------------         -------------------------------------------
                                    Responsible Individual

----------

(1) The significant difference in total assets between the petition date and the end of the current month is primarily due to $46.6 million of investments in subsidiaries not expected to result in cash to the estate that as a result was not reported on the Statements and Schedules filed with the Bankruptcy Court. In addition, approximately $2.9 million in net intercompany receivables/payables was not reported for the same reason.

(2) Debtor does not maintain certain contingent liabilities on its books that were reported on the Statement and Schedules filed with the Bankruptcy Court. Therefore, the significant difference in total liabilities between the petition date and the end of the current month is primarily attributed to $29.4 million of contingent liabilities due to News Corporation Limited and $2.8 million contingently due to the Debtor's employees under change of control contracts that were presented in the Statements and Schedules but which are excluded herein.

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 02/28/02

                CURRENT MONTH
----------------------------------------------
                                                                                                        CUMULATIVE      NEXT MONTH
    ACTUAL         FORECAST        VARIANCE                                                           (CASE TO DATE)     FORECAST
--------------   -------------   -------------                                                        --------------   ------------
                                                   REVENUES:

$       13,687      N/A(1)          N/A(1)       1   Gross Sales                                      $    3,006,981       N/A(1)
--------------   -------------   -------------                                                        --------------   ------------
$            0                                   2   less: Sales Returns & Allowances                 $       12,079
--------------   -------------   -------------                                                        --------------   ------------
$       13,687                                   3   Net Sales                                        $    2,994,902
--------------   -------------   -------------                                                        --------------   ------------
$       30,937                                   4   less: Cost of Goods Sold H43 (Schedule 'B')      $    3,047,950
--------------   -------------   -------------                                                        --------------   ------------
$      (17,250)                                  5   Gross Profit                                     $      (53,048)
--------------   -------------   -------------                                                        --------------   ------------
$            0                                   6   Interest                                         $          300
--------------   -------------   -------------                                                        --------------   ------------
$            0                                   7   Other Income:                                    $            0
--------------   -------------   -------------       -------------------------------------------      --------------   ------------
                                                 8
--------------   -------------   -------------       -------------------------------------------      --------------   ------------
                                                 9
--------------   -------------   -------------       -------------------------------------------      --------------   ------------
$      (17,250)                                 10       TOTAL REVENUES                               $      (52,748)
--------------   -------------   -------------                                                        --------------   ------------

                                                   EXPENSES:

$       53,125                                  11   Compensation to Owner(s)/Officer(s)              $      232,917
--------------   -------------   -------------                                                        --------------   ------------
$       57,241                                  12   Salaries                                         $      660,809
--------------   -------------   -------------                                                        --------------   ------------
$            0                                  13   Commissions                                      $            0
--------------   -------------   -------------                                                        --------------   ------------
$            0                                  14   Contract Labor                                   $            0
--------------   -------------   -------------                                                        --------------   ------------
$            0                                       Rent/Lease:

                                                15       Personal Property                            $        6,148
--------------   -------------   -------------                                                        --------------   ------------
        $2,940                                  16       Real Property                                $      509,997
--------------   -------------   -------------                                                        --------------   ------------
       $27,939                                  17   Insurance                                        $       74,806
--------------   -------------   -------------                                                        --------------   ------------
$            0                                  18   Management Fees                                  $            0
--------------   -------------   -------------                                                        --------------   ------------
       $94,325                                  19   Depreciation                                     $    1,962,424
--------------   -------------   -------------                                                        --------------   ------------
$            0                                       Taxes:

                                                20       Employer Payroll Taxes                       $            0
--------------   -------------   -------------                                                        --------------   ------------
$            0                                  21       Real Property Taxes                          $            0
--------------   -------------   -------------                                                        --------------   ------------
$            0                                  22       Other Taxes                                  $        9,616
--------------   -------------   -------------                                                        --------------   ------------
$       (6,959)                                 23   Other Selling                                    $       87,904
--------------   -------------   -------------                                                        --------------   ------------
$       24,642                                  24   Other Administrative                             $      234,539
--------------   -------------   -------------                                                        --------------   ------------
$            0                                  25   Interest                                         $            0
--------------   -------------   -------------                                                        --------------   ------------
$            0                                  26   Other Expenses:                                  $            0
--------------   -------------   -------------       -------------------------------------------      --------------   ------------
$        6,194                                  27      Vacation                                      $       51,433
--------------   -------------   -------------       -------------------------------------------      --------------   ------------
$        8,029                                  28      Hardware & Software Maintenance Fees          $       26,464
--------------   -------------   -------------       -------------------------------------------      --------------   ------------
$       17,702                                  29      Benefits and Payroll Processing Cost          $      133,419
--------------   -------------   -------------       -------------------------------------------      --------------   ------------
$            0                                  30      PWC International Tax Services                $       50,000
--------------   -------------   -------------       -------------------------------------------      --------------   ------------
$            0                                  31      Israel Engineering Charges                    $    1,766,941
--------------   -------------   -------------       -------------------------------------------      --------------   ------------
$     (100,000)                                         Adjustment to Bad Debt Reserves               $     (100,000)
--------------   -------------   -------------       -------------------------------------------      --------------   ------------
                                                33
--------------   -------------   -------------       -------------------------------------------      --------------   ------------
                                                34
--------------   -------------   -------------       -------------------------------------------      --------------   ------------

$      185,178                                  35       TOTAL EXPENSES                               $    5,707,417
--------------   -------------   -------------                                                        --------------   ------------
$     (202,428)                                 36 SUBTOTAL                                           $   (5,760,165)
--------------   -------------   -------------                                                        --------------   ------------

                                                   REORGANIZATION ITEMS:

$      (42,779)                                 37   Professional Fees                                $      588,232
--------------   -------------   -------------                                                        --------------   ------------
$            0                                  38   Provisions for Rejected Executory Contracts      $            0
--------------   -------------   -------------                                                        --------------   ------------
$      (10,152)                                 39   Interest Earned on Accumulated Cash from         $      (14,116)
--------------   -------------   -------------                                                        --------------   ------------
                                                     Resulting Chp 11 Case (3)
$            0                                  40   (Gain) or Loss from Sale of Equipment (2)        $     (941,036)
--------------   -------------   -------------                                                        --------------   ------------
$        9,000                                  41   U.S. Trustee Quarterly Fees                      $        9,000
--------------   -------------   -------------                                                        --------------   ------------
$      275,899                                  42   Wind-Up of Business Expenses (2)                 $    2,780,837
--------------   -------------   -------------       -------------------------------------------      --------------   ------------
$      231,968                                  43        TOTAL REORGANIZATION ITEMS                  $    2,422,917
--------------   -------------   -------------                                                        --------------   ------------
$     (434,396)                                 44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES    $   (8,183,082)
--------------   -------------   -------------                                                        --------------   ------------
$            0                                  45   Federal & State Income Taxes                     $            0
--------------   -------------   -------------                                                        --------------   ------------
$     (434,396)                                 46 NET PROFIT (LOSS)                                  $   (8,183,082)
==============   =============   =============                                                        ==============   ============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):


----------

(1) No forecast operating results have been or will be supplied to the bankruptcy court. The Debtor has sold, with the approval of the bankruptcy court, its primary assets and operations with an effective date of January 22, 2002.

(2) In conjunction with its asset sale to EarthLink, the Debtor has taken non-cash charges to adjust the book value of certain assets that were neither assumed in the transaction nor are deemed to provide any cash recovery to the Debtor's estate.

(3) Formulas in this document reflect gains in reorganization items as a negative value.

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED  02/28/02

ASSETS
                                                     FROM SCHEDULES              BOOK VALUE
                                                     --------------              ----------
      CURRENT ASSETS

   1     Cash and cash equivalents - unrestricted         H                      $ 8,444,878
                                                                                 -----------
   2     Cash and cash equivalents - restricted           H                      $ 1,595,160
                                                                                 -----------
   3     Accounts receivable (net)                        A                      $   231,056
                                                                                 -----------
   4     Inventory                                        B                      $ 1,246,600
                                                                                 -----------
   5     Prepaid expenses                                                        $   353,781
                                                                                 -----------
   6     Professional retainers                                                  $   254,052
                                                                                 -----------
   7     Other: Net Receivable from Earthlink                                    $    59,228
                                                                                 -----------
   8            Deposits                                                         $       500
                                                                                 -----------
                Other Receivables                                                $    22,810
                                                                                 -----------
   9            TOTAL CURRENT ASSETS                                             $12,208,065
                                                                                 -----------
      PROPERTY AND EQUIPMENT (BOOK VALUE)

  10     Real property                                    C                      $         0
                                                                                 -----------
  11     Computers                                        D                      $   245,727
                                                                                 -----------
  12     Furniture and fixtures                           D                      $ 1,307,007
                                                                                 -----------
  13     Office equipment                                 D                      $   293,717
                                                                                 -----------
  14     Software                                         D                      $    57,789
                                                                                 -----------
  15     Vehicles                                         D                      $    19,787
                                                                                 -----------
  16     Other:                                           D                      $         0
                ---------------------------------                                -----------
  17                                                      D
         ----------------------------------------                                -----------
  18                                                      D
         ----------------------------------------                                -----------
  19                                                      D
         ----------------------------------------                                -----------
  20                                                      D
         ----------------------------------------                                -----------

  21            TOTAL PROPERTY AND EQUIPMENT                                     $ 1,924,027
                                                                                 -----------
      OTHER ASSETS

  22     Loans to shareholders                                                   $         0
                                                                                 -----------
  23     Loans to affiliates, net of amounts
           payable to affiliates                                                 $ 2,956,390
                                                                                 -----------
  24     Investment in subsidiaries                                              $46,613,400
         ----------------------------------------                                -----------
  25
         ----------------------------------------                                -----------
  26
         ----------------------------------------                                -----------
  27
         ----------------------------------------                                -----------
  28            TOTAL OTHER ASSETS                                               $49,569,790
                                                                                 -----------
  29            TOTAL ASSETS                                                     $63,701,882
                                                                                 ===========

    NOTE: Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

            --------------------------------------------------------------
            The book value of assets as maintained in the Debtor's records is reported above. No valuation of the assets has been made at this time.
            --------------------------------------------------------------

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)


LIABILITIES FROM SCHEDULES

    POST-PETITION

      CURRENT LIABILITIES
  30       Salaries and wages                                                         $           0
                                                                                      -------------
  31       Payroll taxes                                                              $           0
                                                                                      -------------
  32       Real and personal property taxes                                           $           0
                                                                                      -------------
  33       Income taxes                                                               $           0
                                                                                      -------------
  34       Sales taxes                                                                $      39,510
                                                                                      -------------
  35       Notes payable (short term)                                                 $           0
                                                                                      -------------
  36       Accounts payable (trade)                      A                            $     657,423
                                                                                      -------------
  37       Real property lease arrearage                                              $           0
                                                                                      -------------
  38       Personal property lease arrearage                                          $           0
                                                                                      -------------
  39       Accrued professional fees                                                  $     491,243
                                                                                      -------------
  40       Current portion of long-term post-petition
           debt (due within 12 months)                                                $           0
                                                                                      -------------
  41       Other:  Deferred revenue                                                   $      33,333
                   ---------------------------------                                  -------------
  42               Vacation                                                           $       5,503
           -----------------------------------------                                  -------------
  43               Other                                                              $       8,909
           -----------------------------------------                                  -------------
  44       TOTAL CURRENT LIABILITIES                                                  $   1,235,921
                                                                                      -------------
  45  LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                            $           0
                                                                                      -------------
  46       TOTAL POST-PETITION LIABILITIES                                            $   1,235,921
                                                                                      -------------
     PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

  47       Secured claims                                F                            $           0
                                                                                      -------------
  48       Priority unsecured claims                     F                            $     111,752
                                                                                      -------------
  49       General unsecured claims                      F                            $   6,988,979
                                                                                      -------------
  50       TOTAL PRE-PETITION LIABILITIES                                             $   7,100,731
                                                                                      -------------
  51       TOTAL LIABILITIES                                                          $   8,336,652
                                                                                      -------------
     EQUITY (DEFICIT)

  52  Retained Earnings/(Deficit) at time of filing                                   $(213,484,902)
                                                                                      -------------
  53  Capital Stock                                                                   $      72,941
                                                                                      -------------
  54  Additional paid-in capital                                                      $ 277,195,700
                                                                                      -------------
  55  Cumulative profit/(loss) since filing of case                                   $  (8,183,082)
                                                                                      -------------
  56  Post-petition contributions/(distributions) or (draws)
                                                                                      -------------
  57
           -------------------------------------------------------------              -------------
  58   Equity adjustment for pre-petition liabilities due to Chapter 11 filing        $    (235,427)
                                                                                      -------------
  59          TOTAL EQUITY (DEFICIT)                                                  $  55,365,230
                                                                                      -------------
  60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                         $  63,701,882
                                                                                      =============

                         SCHEDULES TO THE BALANCE SHEET
                             (General Business Case)

                                   Schedule A
                      Accounts Receivable and (Net) Payable

                                                                   ACCOUNTS RECEIVABLE      ACCOUNTS PAYABLE         PAST DUE
                                                                 [PRE AND POST PETITION]    [POST PETITION]     POST PETITION DEBT
                                                                 -----------------------    ---------------     ------------------
RECEIVABLES AND PAYABLES AGINGS
     0 -30 Days                                                    $        59,500          $       657,423
                                                                   ---------------          ---------------
     31-60 Days                                                    $        27,059
                                                                   ---------------          ---------------
     61-90 Days                                                    $        41,644                               $             0
                                                                   ---------------          ---------------      ---------------
     91+ Days                                                      $       901,480
                                                                   ---------------          ---------------
     Total accounts receivable/payable                             $     1,029,683          $       657,423
                                                                   ---------------          ===============
     Allowance for doubtful accounts                               $       798,627
                                                                   ---------------
     Accounts receivable (net)                                     $       231,056
                                                                   ===============

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                            COST OF GOODS SOLD

                                           INVENTORY(IES)
                                             BALANCE AT
                                           END OF MONTH
                                           ------------
                                                                         INVENTORY BEGINNING OF MONTH            $     1,246,600
                                                                                                                 ---------------
                                                                         Add -
     Retail/Restaurants -                                                  Net purchase
                                                                                                                 ---------------
       Product for resale                                                  Direct labor
                                           ---------------                                                       ---------------
                                                                           Manufacturing overhead
                                                                                                                 ---------------
     Distribution -                                                        Freight in
       Products for resale                                                 Other:                                ---------------
                                           ---------------
                                                                                                                 ---------------
                                                                           Cost of goods sold - equipment        $          (582)
                                                                                                                 ---------------
     Manufacturer -                                                        Cost of goods sold - service          $        33,008
                                                                                                                 ---------------
       Raw Materials                       $     9,236,921                 Cost of goods sold - content          $             0
                                           ---------------                                                       ---------------
       Work-in-progress                    $             0                 Less -
                                           ---------------
       Finished goods                      $     1,992,838                   Inventory End of Month              $     1,246,600
                                           ---------------                                                       ---------------
                                                                             Shrinkage
                                                                                                                 ---------------
     Other - Explain                       $    (9,983,159)                  Personal Use
                                           ---------------                                                       ---------------
     Inventory reserve
                                                                           Cost of Goods Sold                    $        32,426
     ----------------------------------                                                                          ===============

     ----------------------------------
         TOTAL                             $     1,246,600
                                           ===============

     METHOD OF INVENTORY CONTROL                                         INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system? (1)           Indicate by a checkmark method of inventory used.

                Yes   X    No
                    -----     -----
     How often do you take a complete physical inventory? (1)            Valuation methods -
                                                                             FIFO cost                                X
                                                                                                                     ---
       Weekly                                                                LIFO cost
                          -------                                                                                    ---
       Monthly                                                               Lower of cost or market                  X
                          -------                                                                                    ---
       Quarterly                                                             Retail method
                          -------                                                                                    ---
       Semi-annually                                                         Other
                          -------                                                                                    ---
       Annually                                                                Explain
                          -------
Date of last physical inventory was                (1)
                                       -----------------------------     --------------------------------------------------------

                                                                         --------------------------------------------------------
Date of next physical inventory is                 (1)
                                       -----------------------------     --------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
(1) Inventory is maintained by a third-party-provider, BrightPoint, who performs periodic cycle counts on the Debtor's inventory.
---------------------------------------------------------------------------------------------------------------------------------

                           SCHEDULE C
                         REAL PROPERTY

Description                                                                     COST                   MARKET VALUE
                                                                                ----                   ------------

       None                                                                   $        0                $         0
       ----------------------------------------------------------             ----------                -----------

       ----------------------------------------------------------             ----------                -----------

       ----------------------------------------------------------             ----------                -----------

       ----------------------------------------------------------             ----------                -----------

       ----------------------------------------------------------             ----------                -----------

       ----------------------------------------------------------             ----------                -----------
       Total                                                                  $        0                $         0
                                                                              ==========                ===========

                           SCHEDULE D
                    OTHER DEPRECIABLE ASSETS

                                                                                COST                    BOOK VALUE
                                                                              ----------                ----------
Description
Computers -
       Network and office computers                                           $1,086,702                $   245,727
       ----------------------------------------------------------             ----------                -----------

       ----------------------------------------------------------             ----------                -----------

       ----------------------------------------------------------             ----------                -----------

       ----------------------------------------------------------             ----------                -----------
       Total                                                                  $1,086,702                $   245,727
                                                                              ==========                ===========
Furniture & Fixtures -
       Workstations, cubicles, chairs, tables, etc.                           $1,597,570                $ 1,307,007
       ----------------------------------------------------------             ----------                -----------

       ----------------------------------------------------------             ----------                -----------

       ----------------------------------------------------------             ----------                -----------

       ----------------------------------------------------------             ----------                -----------
       Total                                                                  $1,597,570                $ 1,307,007
                                                                              ==========                ===========
Office Equipment -
       Telephone system, printers, projectors, etc.                           $  510,702                $   293,717
       ----------------------------------------------------------             ----------                -----------

       ----------------------------------------------------------             ----------                -----------

       ----------------------------------------------------------             ----------                -----------
       Total                                                                  $  510,702                $   293,717
                                                                              ==========                ===========
Software -
       Prepaid Licenses & Support for Internal Use Software                   $  101,295                $    57,789
       ----------------------------------------------------------             ----------                -----------

       ----------------------------------------------------------             ----------                -----------

       ----------------------------------------------------------             ----------                -----------

       ----------------------------------------------------------             ----------                -----------
       Total                                                                  $  101,295                $    57,789
                                                                              ==========                ===========
Vehicles -
       2001 Chrysler PT Cruiser - Limited Edition                             $   25,440                $    19,787
       ----------------------------------------------------------             ----------                -----------

       ----------------------------------------------------------             ----------                -----------

       ----------------------------------------------------------             ----------                -----------

       ----------------------------------------------------------             ----------                -----------
       Total                                                                  $   25,440                $    19,787
                                                                              ==========                ===========

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                             0-30 DAYS       31-60 DAYS     61-90 DAYS      91+ DAYS        TOTAL
                                          ---------       ----------     ----------      --------      ---------
FEDERAL
       Income Tax Withholding                                                                          $       0
                                          ---------       ----------     ----------      --------      ---------
       FICA - Employee                                                                                 $       0
                                          ---------       ----------     ----------      --------      ---------
       FICA - Employer                                                                                 $       0
                                          ---------       ----------     ----------      --------      ---------
       Unemployment (FUTA)                                                                             $       0
                                          ---------       ----------     ----------      --------      ---------
       Income                                                                                          $       0
                                          ---------       ----------     ----------      --------      ---------
       Other (Attach List)                                                                             $       0
                                          ---------       ----------     ----------      --------      ---------
TOTAL FEDERAL TAXES                       $       0       $        0     $        0      $      0      $       0
                                          ---------       ----------     ----------      --------      ---------
STATE AND LOCAL
       Income Tax Withholding                                                                          $       0
                                          ---------       ----------     ----------      --------      ---------
       Unemployment (UT)                                                                               $       0
                                          ---------       ----------     ----------      --------      ---------
       Disability Insurance (DI)                                                                       $       0
                                          ---------       ----------     ----------      --------      ---------
       Empl. Training Tax (ETT)                                                                        $       0
                                          ---------       ----------     ----------      --------      ---------
       Sales                              $  39,509                                                    $  39,509
                                          ---------       ----------     ----------      --------      ---------
       Excise                                                                                          $       0
                                          ---------       ----------     ----------      --------      ---------
       Real property                                                                                   $       0
                                          ---------       ----------     ----------      --------      ---------
       Personal property                                                                               $       0
                                          ---------       ----------     ----------      --------      ---------
       Income                                                                                          $       0
                                          ---------       ----------     ----------      --------      ---------
       Other (Attach List)                                                                             $       0
                                          ---------       ----------     ----------      --------      ---------
TOTAL STATE & LOCAL TAXES                 $  39,509       $        0     $      0        $      0      $  39,509
                                          ---------       ----------     ----------      --------      ---------
TOTAL TAXES                               $  39,509       $        0     $      0        $      0      $  39,509
                                          =========       ==========     ========        ========      =========

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                           CLAIMED         ALLOWED
                                                                          AMOUNT (2)     AMOUNT (3)
                                                                          ----------     ----------
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -
       Secured claims  (1)                                                $         0    $        0
                                                                          -----------    ----------
       Priority claims other than taxes (4)                                $3,479,078    $   27,551
                                                                          -----------    ----------
       Priority tax claims                                                $         0    $   84,201
                                                                          -----------    ----------
       General unsecured claims (4)                                       $39,353,556    $6,988,979
                                ==                                        ===========    ==========

    (1) The Debtor does not have any secured liabilities.

    (2) The above amount represents the total amount of claims filed in the Debtor's Schedule of Assets and Liabilities (SoAL).

    (3) The total represents the Debtor's balances recorded in accordance with GAAP as of Feb 28, 2002. This amount does not included any contingent, unliquidated, or disputed claims that were either originally scheduled by the Debtor or filed as a claim by Creditors. The primary difference between the claimed & allowed amount reported herein is the potential News Corporation Limited claim of approximately $29.4 million and Management's change of control claim of approximately $2.8 million.

    (4) The Debtor has reclassified the total amount of retail deferred equipment revenue from priority claims other than taxes to general unsecured claims in the current period.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                               ACCOUNT 1        ACCOUNT 2        ACCOUNT 3       ACCOUNT 4        ACCOUNT 5        ACCOUNT 6
                           ----------------  --------------   ---------------  --------------   -------------   ----------------
Bank                        Silicon Valley   Silicon Valley   Silicon Valley   Silicon Valley    Wells Fargo     American Express
                           ----------------  --------------   ---------------  --------------   -------------   ----------------
Account Type               Chapter 11 - DIP    Investment       Restricted          CD          Merchant Bank     Merchant Bank
                           ----------------  --------------   ---------------  --------------   -------------   ----------------
Account No.                   3300271245       3300271245       3300346325       8800050262
                           ----------------  --------------   ---------------  --------------   -------------   ----------------
Account Purpose            General Banking   General Banking  General Banking       (a)              (b)              (c)
                           ----------------  ---------------  ---------------  --------------   -------------   ----------------
Balance, End of Month      $        433,241  $    8,011,637   $       136,372  $       22,000   $     950,000   $        486,788
                           ----------------  --------------   ---------------  --------------   -------------   ----------------
Total Funds on Hand for
  all Accounts             $     10,040,038
                           ================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

--------------------------------------------------------------------------------
(a) Restricted cash - Certificate of Deposit for the California State Board of Equalization.

(b) This is a reserve account established by Wells Fargo Bank, which is held in a certificate of deposit in the Debtor's name. Funds are held by Wells Fargo as security for the Debtor's chargeback liability.

(c) This is a reserve account established by American Express, which is held in a certificate of deposit in the Debtor's name. Funds are held by American Express as security for the Debtor's chargeback liability.
--------------------------------------------------------------------------------

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 02/28/02


                                                                                                ACTUAL            CUMULATIVE
                                                                                             CURRENT MONTH      (CASE TO DATE)
                                                                                             -------------      --------------
  CASH RECEIPTS
1           Rent/Leases Collected                                                            $          0       $          0
                                                                                             ------------       ------------
2           Cash Received from Sales                                                         $    258,311       $  1,565,987
                                                                                             ------------       ------------
3           Interest Received                                                                $     10,152       $     14,116
                                                                                             ------------       ------------
4           Borrowings                                                                       $          0       $          0
                                                                                             ------------       ------------
5           Funds from Shareholders, Partners, or Other Insiders                             $          0       $          0
                                                                                             ------------       ------------
6           Capital Contributions                                                            $          0       $          0
                                                                                             ------------       ------------
7           Other:  Net Proceeds from Earthlink for Asset Purchase & Transition Services     $     86,645       $  2,577,388
            ---------------------------------------------------------------------            ------------       ------------
8
            ---------------------------------------------------------------------            ------------       ------------
9
            ---------------------------------------------------------------------            ------------       ------------
10
            ---------------------------------------------------------------------            ------------       ------------
11
            ---------------------------------------------------------------------            ------------       ------------
12                                                                                           $    355,108       $  4,157,491
                                                                                             ------------       ------------
  CASH DISBURSEMENTS
13          Payments for Inventory                                                           $          0       $          0
                                                                                             ------------       ------------
14          Selling                                                                          $     20,000       $     62,222
                                                                                             ------------       ------------
15          Administrative                                                                   $    143,681       $    209,355
                                                                                             ------------       ------------
16          Capital Expenditures                                                             $          0       $          0
                                                                                             ------------       ------------
17          Principal Payments on Debt                                                       $          0       $          0
                                                                                             ------------       ------------
18          Interest Paid                                                                    $          0       $          0
                                                                                             ------------       ------------
            Rent/Lease:
19                  Personal Property                                                        $          0       $      4,512
                                                                                             ------------       ------------
20                  Real Property                                                            $     42,000       $    125,267
                                                                                             ------------       ------------
            Amount Paid to Owner(s)/Officer(s)
21                  Salaries                                                                 $     41,667       $    167,710
                                                                                             ------------       ------------
22                  Draws                                                                    $          0       $          0
                                                                                             ------------       ------------
23                  Commissions/Royalties                                                    $          0       $          0
                                                                                             ------------       ------------
24                  Expense Reimbursements                                                   $      8,112       $     26,592
                                                                                             ------------       ------------
25                  Other                                                                    $          0       $          0
                                                                                             ------------       ------------
26          Salaries/Commissions (less employee withholding)                                 $     73,341       $    587,415
                                                                                             ------------       ------------
27          Management Fees                                                                  $          0       $          0
                                                                                             ------------       ------------
            Taxes:
28                  Employee Withholding                                                     $          0       $          0
                                                                                             ------------       ------------
29                  Employer Payroll Taxes                                                   $          0       $          0
                                                                                             ------------       ------------
30                  Real Property Taxes                                                      $          0       $          0
                                                                                             ------------       ------------
31                  Other Taxes                                                              $          0       $      4,373
                                                                                             ------------       ------------
32          Other Cash Outflows:
                                                                                             ------------       ------------
33                  Bank Fees                                                                $         70       $        301
                    -------------------------------------------------------------            ------------       ------------
34                  Customer Chargebacks on Credit Card Transactions                         $     18,114       $     84,031
                    -------------------------------------------------------------            ------------       ------------
35                  Payments for Cost of Providing Services                                  $    565,929       $    640,849
                    -------------------------------------------------------------            ------------       ------------
 36                 Payments for Professional Services in Connection with Chp 11 Case        $      3,079       $     40,940
                    -------------------------------------------------------------            ------------       ------------
37                  Payments to U.S. Trustee                                                 $      1,000       $     81,000
                    -------------------------------------------------------------            ------------       ------------
                    Payments for Approved Executory Contract Cure Amounts                    $     49,679       $  1,779,339
                    ---------------------------------------------------------- --            ------------       ------------
                    Payments to Outside Engineering Consultants                              $          0       $     27,836
                    -------------------------------------------------------------            ------------       ------------

                    -------------------------------------------------------------            ------------       ------------

                                                                                             ------------       ------------
38                  TOTAL CASH DISBURSEMENTS:                                                $    966,672       $  3,841,742
                                                                                             ------------       ------------
39   NET INCREASE (DECREASE) IN CASH                                                         $   (611,564)      $    315,749
                                                                                             ------------       ------------
40   CASH BALANCE, BEGINNING OF PERIOD                                                       $ 10,651,602       $  9,724,289
                                                                                             ------------       ------------
41   CASH BALANCE, END OF PERIOD                                                             $ 10,040,038       $ 10,040,038
                                                                                             ============       ============

                             STATEMENT OF CASH FLOWS
           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 02/28/02


   CASH FLOWS FROM OPERATING ACTIVITIES                                                              ACTUAL        CUMULATIVE
                                                                                                 CURRENT MONTH    (CASE TO DATE)
                                                                                                 -------------    --------------
1           Cash Received from Sales                                                             $    258,311     $  1,565,987
                                                                                                 ------------     ------------
2           Rent/Leases Collected                                                                $          0     $          0
                                                                                                 ------------     ------------
3           Interest Received                                                                    $          0     $          0
                                                                                                 ------------     ------------
4           Cash Paid to Suppliers                                                               $    565,928     $    640,848
                                                                                                 ------------     ------------
5           Cash Paid for Selling Expenses                                                       $     20,000     $     62,222
                                                                                                 ------------     ------------
6           Cash Paid for Administrative Expenses                                                $    143,681     $    209,355
                                                                                                 ------------     ------------
            Cash Paid for Rents/Leases:
7               Personal Property                                                                $          0     $      4,512
                                                                                                 ------------     ------------
8               Real Property                                                                    $     42,000     $    125,267
                                                                                                 ------------     ------------
9           Cash Paid for Interest                                                               $          0     $          0
                                                                                                 ------------     ------------
10          Cash Paid for Net Payroll and Benefits                                               $     73,341     $    587,415
                                                                                                 ------------     ------------
            Cash Paid to Owner(s)/Officer(s)
11              Salaries                                                                         $     41,667     $    167,710
                                                                                                 ------------     ------------
12              Draws                                                                            $          0     $          0
                                                                                                 ------------     ------------
13              Commissions/Royalties                                                            $          0     $          0
                                                                                                 ------------     ------------
14              Expense Reimbursements                                                           $      8,112     $     26,592
                                                                                                 ------------     ------------
15              Other                                                                            $          0     $          0
                                                                                                 ------------     ------------
            Cash Paid for Taxes Paid/Deposited to Tax Acct.
16              Employer Payroll Tax                                                             $          0     $          0
                                                                                                 ------------     ------------
17              Employee Withholdings                                                            $          0     $          0
                                                                                                 ------------     ------------
18              Real Property Taxes                                                              $          0     $          0
                                                                                                 ------------     ------------
19              Other Taxes                                                                      $          0     $      4,373
                                                                                                 ------------     ------------
20          Cash Paid for General Expenses
                                                                                                 ------------     ------------
21              Bank Fees                                                                        $         70     $        301
            -----------------------------------------------------------------------              ------------     ------------
22              Customer Chargebacks on Credit Card Transactions                                 $     18,114     $     84,031
            -----------------------------------------------------------------------              ------------     ------------
23              Payments to OmniSky Israel for work done on behalf of OmniSky US                 $          0     $     80,000
            -----------------------------------------------------------------------              ------------     ------------
24              Payments to Outside Engineering Consultants                                      $          0     $     27,836
            -----------------------------------------------------------------------              ------------     ------------
25              Payments for Approved Executory Contract Cure Amounts                            $     49,680     $  1,779,340
            -----------------------------------------------------------------------              ------------     ------------
26
            -----------------------------------------------------------------------              ------------     ------------

27              NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS     $   (704,282)    $ (2,233,815)
                                                                                                 ------------     ------------
   CASH FLOWS FROM REORGANIZATION ITEMS

28          Interest Received on Cash Accumulated Due to Chp 11 Case                             $     10,152     $     14,116
                                                                                                 ------------     ------------
29          Professional Fees Paid for Services in Connection with Chp 11 Case                   $      3,079     $     40,940
                                                                                                 ------------     ------------
30          U.S. Trustee Quarterly Fees                                                          $      1,000     $      1,000
                                                                                                 ------------     ------------
31
            -----------------------------------------------------------------------              ------------     ------------
32              NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                 $      6,073     $    (27,824)
                                                                                                 ------------     ------------
33 NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                    $   (698,209)    $ (2,261,639)
                                                                                                 ------------     ------------
   CASH FLOWS FROM INVESTING ACTIVITIES

34          Capital Expenditures                                                                 $          0     $          0
                                                                                                 ------------     ------------
35          Proceeds from Sales of Capital Goods due to Chp 11 Case                              $     86,645     $  2,577,388
                                                                                                 ------------     ------------
36
            -----------------------------------------------------------------------              ------------     ------------

37 NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                              $     86,645     $  2,577,388
                                                                                                 ------------     ------------
      CASH FLOWS FROM FINANCING ACTIVITIES

38          Net Borrowings (Except Insiders)                                                     $          0     $          0
                                                                                                 ------------     ------------
39          Net Borrowings from Shareholders, Partners, or Other Insiders                        $          0     $          0
                                                                                                 ------------     ------------
40          Capital Contributions                                                                $          0     $          0
                                                                                                 ------------     ------------
41          Principal Payments                                                                   $          0     $          0
                                                                                                 ------------     ------------
42
            -----------------------------------------------------------------------              ------------     ------------

43 NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                              $          0     $          0
                                                                                                 ------------     ------------
44 NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                          $   (611,564)    $    315,749
                                                                                                 ------------     ------------
45 CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                              $ 10,651,602     $  9,724,289
                                                                                                 ------------     ------------
46 CASH AND CASH EQUIVALENTS AT END OF PERIOD                                                    $ 10,040,038     $ 10,040,038
                                                                                                 ============     ============

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: NomadIQ, Inc.                          CASE NO.   01-33128 (DM)

                                CHAPTER 11
                                MONTHLY OPERATING REPORT
                                (GENERAL BUSINESS CASE)


                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED: Feb-02             PETITION DATE: 12/10/01
             ------                            --------

1.  Debtor in possession (or trustee) hereby submits this Monthly
    Operating Report on the Accrual Basis of accounting (or if checked here     [ ]
    the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

    Dollars reported in $1
                        --

2.  ASSET AND LIABILITY STRUCTURE                                              END OF CURRENT    END OF PRIOR      AS OF PETITION
                                                                                     MONTH           MONTH             FILING
                                                                               --------------    --------------    --------------
    a.  Current Assets                                                                     $0                $0
                                                                               --------------    --------------
    b.  Total Assets                                                                       $0                $0                $0
                                                                               --------------    --------------    --------------
    c.  Current Liabilities                                                                $0                $0
                                                                               --------------    --------------
    d.  Total Liabilities                                                                  $0                $0                $0
                                                                               --------------    --------------    --------------

                                                                                                                    CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                       CURRENT MONTH      PRIOR MONTH      (CASE TO DATE)
                                                                               --------------    --------------    --------------

    a.  Total Receipts                                                                     $0                $0                $0
                                                                               --------------    --------------    --------------
    b.  Total Disbursements                                                                $0                $0                $0
                                                                               --------------    --------------    --------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                         $0                $0                $0
                                                                               --------------    --------------    --------------
    d.  Cash Balance Beginning of Month                                                    $0                $0                $0
                                                                               --------------    --------------    --------------
    e.  Cash Balance End of Month (c + d)                                                  $0                $0                $0
                                                                               --------------    --------------    --------------

                                                                                                                     CUMULATIVE
                                                                               CURRENT MONTH      PRIOR MONTH      (CASE TO DATE)
                                                                               --------------    --------------    --------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                         $0                $0                $0
                                                                               --------------    --------------    --------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                            $0                $0
                                                                               --------------    --------------
6.  POST-PETITION LIABILITIES                                                              $0                $0
                                                                               --------------    --------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                                 $0                $0
                                                                               --------------    --------------

AT THE END OF THIS REPORTING MONTH:                                                                  YES                 NO
                                                                                                     ---                 --
8.  Have any payments been made on pre-petition debt, other than payments in the normal
    course to secured creditors or lessors? (if yes, attach listing including date of                                     X
    payment, amount of payment and name of payee)                                                --------------    --------------

9.  Have any payments been made to professionals? (if yes, attach listing including date of                               X
    payment, amount of payment and name of payee)                                                --------------    --------------

10. If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                 --------------    --------------
11. Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,
    attach listing including date of payment, amount and reason for payment, and name of payee)                           X
                                                                                                 -------------     --------------
12. Is the estate insured for replacement cost of assets and for general liability?                    X
                                                                                                 -------------     --------------
13. Are a plan and disclosure statement on file?                                                                          X
                                                                                                 -------------     --------------
14. Was there any post-petition borrowing during this reporting period?                                                   X
                                                                                                 -------------     --------------
15. Check if paid: Post-petition taxes    ;  U.S. Trustee Quarterly Fees  X ;  Check if filing is current for: Post-petition
                                       ---                               ---
    tax reporting and tax returns:      X .
                                       ---

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date:          3/19/02                   /s/ Michael Malesardi
       ----------------------      -------------------------------------------
                                    Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 02/28/02

         CURRENT MONTH
--------------------------------
                                                                                                        CUMULATIVE      NEXT MONTH
ACTUAL     FORECAST     VARIANCE                                                                      (CASE TO DATE)     FORECAST
------     --------     --------                                                                      --------------    ----------
                                          REVENUES:
    $0                        $0      1   Gross Sales                                                             $0
------     --------     --------                                                                      --------------    ----------
    $0                        $0      2   less: Sales Returns & Allowances                                        $0
------     --------     --------                                                                      --------------    ----------
    $0           $0           $0      3   Net Sales                                                               $0            $0
------     --------     --------                                                                      --------------    ----------
    $0                        $0      4   less: Cost of Goods Sold      (Schedule 'B')                            $0
------     --------     --------                                                                      --------------    ----------
    $0           $0           $0      5   Gross Profit                                                            $0            $0
------     --------     --------                                                                      --------------    ----------
    $0                        $0      6   Interest                                                                $0
------     --------     --------                                                                      --------------    ----------
    $0                        $0      7   Other Income:                                                           $0
------     --------     --------                        ----------------------------------------      --------------    ----------
    $0                        $0      8                                                                           $0
------     --------     --------          ------------------------------------------------------      --------------    ----------
    $0                        $0      9                                                                           $0
------     --------     --------          ------------------------------------------------------      --------------    ----------
    $0           $0           $0     10        TOTAL REVENUES                                                     $0            $0
------     --------     --------                                                                      --------------    ----------
                                           EXPENSES:
    $0                        $0     11   Compensation to Owner(s)/Officer(s)                                     $0
------     --------     --------                                                                      --------------    ----------
    $0                        $0     12   Salaries                                                                $0
------     --------     --------                                                                      --------------    ----------
    $0                        $0     13   Commissions                                                             $0
------     --------     --------                                                                      --------------    ----------
    $0                        $0     14   Contract Labor                                                          $0
------     --------     --------                                                                      --------------    ----------
                                          Rent/Lease:
    $0                        $0     15       Personal Property                                                   $0
------     --------     --------                                                                      --------------    ----------
    $0                        $0     16       Real Property                                                       $0
------     --------     --------                                                                      --------------    ----------
    $0                        $0     17   Insurance                                                               $0
------     --------     --------                                                                      --------------    ----------
    $0                        $0     18   Management Fees                                                         $0
------     --------     --------                                                                      --------------    ----------
    $0                        $0     19   Depreciation                                                            $0
------     --------     --------                                                                      --------------    ----------
                                          Taxes:
    $0                        $0     20       Employer Payroll Taxes                                              $0
------     --------     --------                                                                      --------------    ----------
    $0                        $0     21       Real Property Taxes                                                 $0
------     --------     --------                                                                      --------------    ----------
    $0                        $0     22       Other Taxes                                                         $0
------     --------     --------                                                                      --------------    ----------
    $0                        $0     23   Other Selling                                                           $0
------     --------     --------                                                                      --------------    ----------
    $0                        $0     24   Other Administrative                                                    $0
------     --------     --------                                                                      --------------    ----------
    $0                        $0     25   Interest                                                                $0
------     --------     --------                                                                      --------------    ----------
    $0                        $0     26   Other Expenses:                                                         $0
------     --------     --------                          --------------------------------------      --------------    ----------
                              $0     27
------     --------     --------          ------------------------------------------------------      --------------    ----------
                              $0     28
------     --------     --------          ------------------------------------------------------      --------------    ----------
                              $0     29
------     --------     --------          ------------------------------------------------------      --------------    ----------
                              $0     30
------     --------     --------          ------------------------------------------------------      --------------    ----------
                              $0     31
------     --------     --------          ------------------------------------------------------      --------------    ----------
                              $0     32
------     --------     --------          ------------------------------------------------------      --------------    ----------
                              $0     33
------     --------     --------          ------------------------------------------------------      --------------    ----------
                              $0     34
------     --------     --------          ------------------------------------------------------      --------------    ----------
    $0           $0           $0     35       TOTAL EXPENSES                                                      $0            $0
------     --------     --------                                                                      --------------    ----------
    $0           $0           $0     36   SUBTOTAL                                                                $0            $0
------     --------     --------                                                                      --------------    ----------
                                          REORGANIZATION ITEMS:
    $0                        $0     37   Professional Fees                                                       $0
------     --------     --------                                                                      --------------    ----------
    $0                        $0     38   Provisions for Rejected Executory Contracts                             $0
------     --------     --------                                                                      --------------    ----------
    $0                        $0     39   Interest Earned on Accumulated Cash from
------     --------     --------          Resulting Chp 11 Case                                                   $0
                                                                                                      --------------    ----------
    $0                        $0     40   Gain or (Loss) from Sale of Equipment                                   $0
------     --------     --------                                                                      --------------    ----------
    $0                        $0     41   U.S. Trustee Quarterly Fees                                             $0
------     --------     --------                                                                      --------------    ----------
    $0                        $0     42                                                                           $0
------     --------     --------          ------------------------------------------------------      --------------    ----------
    $0           $0           $0     43        TOTAL REORGANIZATION ITEMS                                         $0            $0
------     --------     --------                                                                      --------------    ----------
    $0           $0           $0     44    NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                         $0            $0
------     --------     --------                                                                      --------------    ----------
    $0                        $0     45   Federal & State Income Taxes                                            $0
------     --------     --------                                                                      --------------    ----------
    $0           $0           $0     46   NET PROFIT (LOSS)                                                       $0            $0
======     ========     ========                                                                      ==============    ==========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 02/28/02

         ASSETS
                                                                                FROM SCHEDULES                 MARKET VALUE
                                                                                --------------                 ------------
         CURRENT ASSETS

 1             Cash and cash equivalents - unrestricted                                                                   $0
                                                                                                                ------------
 2             Cash and cash equivalents - restricted                                                                     $0
                                                                                                                ------------
 3             Accounts receivable (net)                                               A                                  $0
                                                                                                                ------------
 4             Inventory                                                               B                                  $0
                                                                                                                ------------
 5             Prepaid expenses                                                                                           $0
                                                                                                                ------------
 6             Professional retainers                                                                                     $0
                                                                                                                ------------
 7             Other:                                                                                                     $0
                     ------------------------------------------------------                                     ------------
 8
               ------------------------------------------------------------                                     ------------

 9                     TOTAL CURRENT ASSETS                                                                               $0
                                                                                                                ------------
         PROPERTY AND EQUIPMENT (MARKET VALUE)

10             Real property                                                           C                                  $0
                                                                                                                ------------
11             Machinery and equipment                                                 D                                  $0
                                                                                                                ------------
12             Furniture and fixtures                                                  D                                  $0
                                                                                                                ------------
13             Office equipment                                                        D                                  $0
                                                                                                                ------------
14             Leasehold improvements                                                  D                                  $0
                                                                                                                ------------
15             Vehicles                                                                D                                  $0
                                                                                                                ------------
16             Other:                                                                  D
               ------------------------------------------------------------                                     ------------
17                                                                                     D
               ------------------------------------------------------------                                     ------------
18                                                                                     D
               ------------------------------------------------------------                                     ------------
19                                                                                     D
               ------------------------------------------------------------                                     ------------
20                                                                                     D
               ------------------------------------------------------------                                     ------------

21                     TOTAL PROPERTY AND EQUIPMENT                                                                       $0
                                                                                                                ------------
         OTHER ASSETS

22             Loans to shareholders                                                                                      $0
                                                                                                                ------------
23             Loans to affiliates                                                                                        $0
                                                                                                                ------------
24
               ------------------------------------------------------------                                     ------------
25
               ------------------------------------------------------------                                     ------------
26
               ------------------------------------------------------------                                     ------------
27
               ------------------------------------------------------------                                     ------------

28                     TOTAL OTHER ASSETS                                                                                 $0
                                                                                                                ------------
29                     TOTAL ASSETS                                                                                       $0
                                                                                                                ============

NOTE:

        Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

         LIABILITIES FROM SCHEDULES
                                                                                FROM SCHEDULES                 MARKET VALUE
                                                                                --------------                 ------------

     POST-PETITION

         CURRENT LIABILITIES
30                     Salaries and wages                                                                                 $0
                                                                                                                ------------
31                     Payroll taxes                                                                                      $0
                                                                                                                ------------
32                     Real and personal property taxes                                                                   $0
                                                                                                                ------------
33                     Income taxes                                                                                       $0
                                                                                                                ------------
34                     Sales taxes                                                                                        $0
                                                                                                                ------------
35                     Notes payable (short term)                                                                         $0
                                                                                                                ------------
36                     Accounts payable (trade)                                        A                                  $0
                                                                                                                ------------
37                     Real property lease arrearage                                                                      $0
                                                                                                                ------------
38                     Personal property lease arrearage                                                                  $0
                                                                                                                ------------
39                     Accrued professional fees                                                                          $0
                                                                                                                ------------
40                     Current portion of long-term post-petition debt (due within 12 months)                             $0
                                                                                                                ------------
41                     Other:                                                                                             $0
                              ---------------------------------------------                                     ------------
42
                       ----------------------------------------------------                                     ------------
43
                       ----------------------------------------------------                                     ------------

44                     TOTAL CURRENT LIABILITIES                                                                          $0
                                                                                                                ------------
45       LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                                ------------
46                     TOTAL POST-PETITION LIABILITIES                                                                    $0
                                                                                                                ------------
    PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47                     Secured claims                                                  F                                  $0
                                                                                                                ------------
48                     Priority unsecured claims                                       F                                  $0
                                                                                                                ------------
49                     General unsecured claims                                        F                                  $0
                                                                                                                ------------
50                     TOTAL PRE-PETITION LIABILITIES                                                                     $0
                                                                                                                ------------
51                     TOTAL LIABILITIES                                                                                  $0
                                                                                                                ------------
    EQUITY (DEFICIT)

52             Retained Earnings/(Deficit) at time of filing                                                              $0
                                                                                                                ------------
53             Capital Stock                                                                                              $0
                                                                                                                ------------
54             Additional paid-in capital                                                                                 $0
                                                                                                                ------------
55             Cumulative profit/(loss) since filing of case                                                              $0
                                                                                                                ------------
56             Post-petition contributions/(distributions) or (draws)                                                     $0
                                                                                                                ------------
57
               ------------------------------------------------------------                                     ------------

58             Market value adjustment                                                                                    $0
                                                                                                                ------------
59                     TOTAL EQUITY (DEFICIT)                                                                             $0
                                                                                                                ------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                                $0
                                                                                                                ============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                     ACCOUNTS RECEIVABLE        ACCOUNTS PAYABLE                PAST DUE
                                                   [PRE AND POST PETITION]      [POST PETITION]            POST PETITION DEBT
                                                   -----------------------      ---------------            ------------------
RECEIVABLES AND PAYABLES AGINGS
     0 -30 Days                                          $           0            $         0
                                                         -------------            -----------
     31-60 Days                                          $           0            $         0
                                                         -------------            -----------
     61-90 Days                                          $           0            $         0                 $          0
                                                         -------------            -----------                 ------------
     91+ Days                                            $           0            $         0
                                                         -------------            -----------
     Total accounts receivable/payable                   $           0            $         0
                                                         -------------            ===========
     Allowance for doubtful accounts
                                                         -------------
     Accounts receivable (net)                           $           0
                                                         =============

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                           COST OF GOODS SOLD

                                INVENTORY(IES)
                                  BALANCE AT
                                 END OF MONTH
                                 ------------

                                                               INVENTORY BEGINNING OF MONTH
                                                                                                                 ------------
                                                               Add -
     Retail/Restaurants -                                        Net purchase
                                                                                                                 ------------
       Product for resale                                        Direct labor
                                 ------------                                                                    ------------
                                                                 Manufacturing overhead
                                                                                                                 ------------
     Distribution -                                              Freight in
                                                                                                                 ------------
       Products for resale                                       Other:
                                 ------------                                                                    ------------

                                                               -----------------------------------------------   ------------
     Manufacturer -
                                                               -----------------------------------------------   ------------
       Raw Materials
                                -------------
       Work-in-progress                                        Less -
                                -------------
       Finished goods                                            Inventory End of Month
                                -------------                                                                    ------------
                                                                 Shrinkage
                                                                                                                 ------------
     Other - Explain                                             Personal Use
                                -------------                                                                    ------------

     ------------------------
                                                               Cost of Goods Sold                                $          0
     ------------------------                                                                                    ============
         TOTAL                  $           0
                                =============

     METHOD OF INVENTORY CONTROL                               INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?     Indicate by a checkmark method of inventory used.
                 Yes           No
                     ------       -------
     How often do you take a complete physical inventory?      Valuation methods -
                                                                   FIFO cost
                                                                                                              ---
       Weekly                                                      LIFO cost
                           -------                                                                            ---
       Monthly                                                     Lower of cost or market
                           -------                                                                            ---
       Quarterly                                                   Retail method
                           -------                                                                            ---
       Semi-annually                                               Other
                           -------                                                                            ---
       Annually                                                      Explain
                           -------
Date of last physical inventory was
                                      ---------------------    --------------------------------------------------------------

                                                               --------------------------------------------------------------
Date of next physical inventory is
                                      ---------------------    --------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                COST                       MARKET VALUE
                                                                 -------------------------     -------------------------
       -----------------------------------------------------     -------------------------     -------------------------

       -----------------------------------------------------     -------------------------     -------------------------

       -----------------------------------------------------     -------------------------     -------------------------

       -----------------------------------------------------     -------------------------     -------------------------

       -----------------------------------------------------     -------------------------     -------------------------

       -----------------------------------------------------     -------------------------     -------------------------
       Total                                                     $                       0     $                       0
                                                                 =========================     =========================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description
Machinery & Equipment -                                                    COST                       MARKET VALUE
                                                                 -------------------------     -------------------------
       -----------------------------------------------------     -------------------------     -------------------------

       -----------------------------------------------------     -------------------------     -------------------------

       -----------------------------------------------------     -------------------------     -------------------------

       -----------------------------------------------------     -------------------------     -------------------------
       Total                                                     $                       0     $                       0
                                                                 =========================     =========================

Furniture & Fixtures -

       -----------------------------------------------------     -------------------------     -------------------------

       -----------------------------------------------------     -------------------------     -------------------------

       -----------------------------------------------------     -------------------------     -------------------------

       -----------------------------------------------------     -------------------------     -------------------------
       Total                                                     $                       0     $                       0
                                                                 =========================     =========================
Office Equipment -

       -----------------------------------------------------     -------------------------     -------------------------

       -----------------------------------------------------     -------------------------     -------------------------

       -----------------------------------------------------     -------------------------     -------------------------

       -----------------------------------------------------     -------------------------     -------------------------
       Total                                                     $                       0     $                       0
                                                                 =========================     =========================
Leasehold Improvements -

       -----------------------------------------------------     -------------------------     -------------------------

       -----------------------------------------------------     -------------------------     -------------------------

       -----------------------------------------------------     -------------------------     -------------------------

       -----------------------------------------------------     -------------------------     -------------------------
       Total                                                     $                       0     $                       0
                                                                 =========================     =========================
Vehicles -

       -----------------------------------------------------     -------------------------     -------------------------

       -----------------------------------------------------     -------------------------     -------------------------

       -----------------------------------------------------     -------------------------     -------------------------

       -----------------------------------------------------     -------------------------     -------------------------
       Total                                                     $                       0     $                       0
                                                                 =========================     =========================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                           0-30 DAYS       31-60 DAYS      61-90 DAYS      91+ DAYS          TOTAL
                                      -------------   -------------   -------------   -------------   -------------
FEDERAL
       Income Tax Withholding                                                                         $           0
                                      -------------   -------------   -------------   -------------   -------------
       FICA - Employee                                                                                $           0
                                      -------------   -------------   -------------   -------------   -------------
       FICA - Employer                                                                                $           0
                                      -------------   -------------   -------------   -------------   -------------
       Unemployment (FUTA)                                                                            $           0
                                      -------------   -------------   -------------   -------------   -------------
       Income                                                                                         $           0
                                      -------------   -------------   -------------   -------------   -------------
       Other (Attach List)                                                                            $           0
                                      -------------   -------------   -------------   -------------   -------------
TOTAL FEDERAL TAXES                   $           0   $           0   $           0   $           0   $           0
                                      -------------   -------------   -------------   -------------   -------------
STATE AND LOCAL
       Income Tax Withholding                                                                         $           0
                                      -------------   -------------   -------------   -------------   -------------
       Unemployment (UT)                                                                              $           0
                                      -------------   -------------   -------------   -------------   -------------
       Disability Insurance (DI)                                                                      $           0
                                      -------------   -------------   -------------   -------------   -------------
       Empl. Training Tax (ETT)                                                                       $           0
                                      -------------   -------------   -------------   -------------   -------------
       Sales                                                                                          $           0
                                      -------------   -------------   -------------   -------------   -------------
       Excise                                                                                         $           0
                                      -------------   -------------   -------------   -------------   -------------
       Real property                                                                                  $           0
                                      -------------   -------------   -------------   -------------   -------------
       Personal property                                                                              $           0
                                      -------------   -------------   -------------   -------------   -------------
       Income                                                                                         $           0
                                      -------------   -------------   -------------   -------------   -------------
       Other (Attach List)                                                                            $           0
                                      -------------   -------------   -------------   -------------   -------------
TOTAL STATE & LOCAL TAXES             $           0   $           0   $           0   $           0   $           0
                                      -------------   -------------   -------------   -------------   -------------
TOTAL TAXES                           $           0   $           0   $           0   $           0   $           0
                                      =============   =============   =============   =============   =============

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                             CLAIMED           ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                  AMOUNT           AMOUNT(b)
-------------------------------------------                              ---------------   ---------------
     Secured claims(a)                                                   $             0   $             0
                                                                         ---------------   ---------------
     Priority claims other than taxes                                    $             0   $             0
                                                                         ---------------   ---------------
     Priority tax claims                                                 $             0   $             0
                                                                         ---------------   ---------------
     General unsecured claims                                            $             0   $             0
                                                                         ---------------   ---------------

     (a)  List total amount of claims even it under secured.

     (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                   ACCOUNT 1         ACCOUNT 2         ACCOUNT 3        ACCOUNT 4
                                                ---------------   ---------------   ---------------   ---------------
Bank
                                                ---------------   ---------------   ---------------   ---------------
Account Type
                                                ---------------   ---------------   ---------------   ---------------
Account No
                                                ---------------   ---------------   ---------------   ---------------
Account Purpose
                                                ---------------   ---------------   ---------------   ---------------
Balance, End of Month
                                                ---------------   ---------------   ---------------   ---------------
Total Funds on Hand for all Accounts            $             0
                                                ===============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 02/28/02

                                                                                       Actual                       Cumulative
                                                                                   Current Month                  (Case to Date)
                                                                               ----------------------         --------------------
     CASH RECEIPTS
1          Rent/Leases Collected
                                                                               ----------------------         --------------------
2          Cash Received from Sales
                                                                               ----------------------         --------------------
3          Interest Received
                                                                               ----------------------         --------------------
4          Borrowings
                                                                               ----------------------         --------------------
5          Funds from Shareholders, Partners, or Other Insiders
                                                                               ----------------------         --------------------
6          Capital Contributions
                                                                               ----------------------         --------------------
7
           ---------------------------------------------------------------     ----------------------         --------------------
8
           ---------------------------------------------------------------     ----------------------         --------------------
9
           ---------------------------------------------------------------     ----------------------         --------------------
10
           ---------------------------------------------------------------     ----------------------         --------------------
11
           ---------------------------------------------------------------     ----------------------         --------------------

12               TOTAL CASH RECEIPTS                                           $                    0         $                  0
                                                                               ----------------------         --------------------

     CASH DISBURSEMENTS
13         Payments for Inventory
                                                                               ----------------------         --------------------
14         Selling
                                                                               ----------------------         --------------------
15         Administrative
                                                                               ----------------------         --------------------
16         Capital Expenditures
                                                                               ----------------------         --------------------
17         Principal Payments on Debt
                                                                               ----------------------         --------------------
18         Interest Paid
                                                                               ----------------------         --------------------
           Rent/Lease:

19               Personal Property
                                                                               ----------------------         --------------------
20               Real Property
                                                                               ----------------------         --------------------
           Amount Paid to Owner(s)/Officer(s)
21               Salaries
                                                                               ----------------------         --------------------
22               Draws
                                                                               ----------------------         --------------------
23               Commissions/Royalties
                                                                               ----------------------         --------------------
24               Expense Reimbursements
                                                                               ----------------------         --------------------
25               Other
                                                                               ----------------------         --------------------
26         Salaries/Commissions (less employee withholding)
                                                                               ----------------------         --------------------
27         Management Fees
                                                                               ----------------------         --------------------
           Taxes:
28               Employee Withholding
                                                                               ----------------------         --------------------
29               Employer Payroll Taxes
                                                                               ----------------------         --------------------
30               Real Property Taxes
                                                                               ----------------------         --------------------
31               Other Taxes
                                                                               ----------------------         --------------------
32         Other Cash Outflows:
                                                                               ----------------------         --------------------
33
                 ---------------------------------------------------------     ----------------------         --------------------
34
                 ---------------------------------------------------------     ----------------------         --------------------
35
                 ---------------------------------------------------------     ----------------------         --------------------
36
                 ---------------------------------------------------------     ----------------------         --------------------
37
                 ---------------------------------------------------------     ----------------------         --------------------

38               TOTAL CASH DISBURSEMENTS:                                     $                    0         $                  0
                                                                               ----------------------         --------------------
39   NET INCREASE (DECREASE) IN CASH                                           $                    0         $                  0
                                                                               ----------------------         --------------------
40   CASH BALANCE, BEGINNING OF PERIOD
                                                                               ----------------------         --------------------
41   CASH BALANCE, END OF PERIOD                                               $                    0         $                  0
                                                                               ======================         ====================

                             STATEMENT OF CASH FLOWS
           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 02/28/02
                                              --------

    CASH FLOWS FROM OPERATING ACTIVITIES                                                      ACTUAL                CUMULATIVE
                                                                                           CURRENT MONTH          (CASE TO DATE)
                                                                                        --------------------  --------------------
1         Cash Received from Sales
                                                                                        --------------------  --------------------
2         Rent/Leases Collected
                                                                                        --------------------  --------------------
3         Interest Received
                                                                                        --------------------  --------------------
4         Cash Paid to Suppliers
                                                                                        --------------------  --------------------
5         Cash Paid for Selling Expenses
                                                                                        --------------------  --------------------
6         Cash Paid for Administrative Expenses
                                                                                        --------------------  --------------------
          Cash Paid for Rents/Leases:
7            Personal Property
                                                                                        --------------------  --------------------
8            Real Property
                                                                                        --------------------  --------------------
9         Cash Paid for Interest
                                                                                        --------------------  --------------------
10        Cash Paid for Net Payroll and Benefits
                                                                                        --------------------  --------------------
          Cash Paid to Owner(s)/Officer(s)

11           Salaries
                                                                                        --------------------  --------------------
12           Draws
                                                                                        --------------------  --------------------
13           Commissions/Royalties
                                                                                        --------------------  --------------------
14           Expense Reimbursements
                                                                                        --------------------  --------------------
15           Other
                                                                                        --------------------  --------------------

          Cash Paid for Taxes Paid/Deposited to Tax Acct.

16           Employer Payroll Tax
                                                                                        --------------------  --------------------
17           Employee Withholdings
                                                                                        --------------------  --------------------
18           Real Property Taxes
                                                                                        --------------------  --------------------
19           Other Taxes
                                                                                        --------------------  --------------------
20        Cash Paid for General Expenses
                                                                                        --------------------  --------------------
21
          -------------------------------------------------------------------           --------------------  --------------------
22
          -------------------------------------------------------------------           --------------------  --------------------
23
          -------------------------------------------------------------------           --------------------  --------------------
24
          -------------------------------------------------------------------           --------------------  --------------------
25
          -------------------------------------------------------------------           --------------------  --------------------
26
          -------------------------------------------------------------------           --------------------  --------------------
27           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE
              REORGANIZATION ITEMS                                                      $                  0  $                  0
                                                                                        --------------------  --------------------
    CASH FLOWS FROM REORGANIZATION ITEMS

28        Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                        --------------------  --------------------
29        Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                        --------------------  --------------------
30        U.S. Trustee Quarterly Fees
                                                                                        --------------------  --------------------
31
          -------------------------------------------------------------------           --------------------  --------------------
32           NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                           $                  0  $                  0
                                                                                        --------------------  --------------------
33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS         $                  0  $                  0
                                                                                        --------------------  --------------------
     CASH FLOWS FROM INVESTING ACTIVITIES

34        Capital Expenditures
                                                                                        --------------------  --------------------
35        Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                        --------------------  --------------------
36
          -------------------------------------------------------------------           --------------------  --------------------
37           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                           $                  0  $                  0
                                                                                        --------------------  --------------------
    CASH FLOWS FROM FINANCING ACTIVITIES

38        Net Borrowings (Except Insiders)
                                                                                        --------------------  --------------------
39        Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                        --------------------  --------------------
40        Capital Contributions
                                                                                        --------------------  --------------------
41        Principal Payments
                                                                                        --------------------  --------------------
42
          -------------------------------------------------------------------           --------------------  --------------------
43           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                           $                  0  $                  0
                                                                                        --------------------  --------------------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                               $                  0  $                  0
                                                                                        --------------------  --------------------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH
                                                                                        --------------------  --------------------
46   CASH AND CASH EQUIVALENTS AT END OF MONTH                                          $                  0  $                  0
                                                                                        ====================  ====================

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Norway Acquisition Corporation           CASE NO.           01-33127 (DM)

                                                CHAPTER 11
                                                MONTHLY OPERATING REPORT
                                                (GENERAL BUSINESS CASE)
-------------------------------------------

                           SUMMARY OF FINANCIAL STATUS

       MONTH ENDED:  Feb-02                     PETITION DATE:   12/10/01
                     ------                                      ---------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

     Dollars reported in $1
                          --
                                                              END OF CURRENT               END OF PRIOR           AS OF PETITION
2.   ASSET AND LIABILITY STRUCTURE                                MONTH                        MONTH                  FILING
                                                             ----------------           --------------------     ---------------
     a.  Current Assets                                      $              0           $                  0
                                                             ----------------           --------------------
     b.  Total Assets                                        $              0           $                  0     $             0
                                                             ----------------           --------------------     ---------------
     c.  Current Liabilities                                 $              0           $                  0
                                                             ----------------           --------------------
     d.  Total Liabilities                                   $              0           $                  0     $             0
                                                             ----------------           --------------------     ---------------


                                                                                                                   CUMULATIVE
3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH     CURRENT MONTH                  PRIOR MONTH         (CASE TO DATE)
                                                             ----------------           --------------------     ---------------
     a.  Total Receipts                                      $              0           $                  0     $             0
                                                             ----------------           --------------------     ---------------
     b.  Total Disbursements                                 $              0           $                  0     $             0
                                                             ----------------           --------------------     ---------------
     c.  Excess (Deficiency) of Receipts Over
         Disbursements (a - b)                               $              0           $                  0     $             0
                                                             ----------------           --------------------     ---------------
     d.  Cash Balance Beginning of Month                     $              0           $                  0     $             0
                                                             ----------------           --------------------     ---------------
     e.  Cash Balance End of Month (c + d)                   $              0           $                  0     $             0
                                                             ----------------           --------------------     ---------------


                                                                                                                   CUMULATIVE
                                                              CURRENT MONTH                  PRIOR MONTH         (CASE TO DATE)
                                                             ----------------           --------------------     ---------------
4.   PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS          $              0           $                  0     $             0
                                                             ----------------           --------------------     ---------------
5.   ACCOUNT RECEIVABLES (PRE AND POST PETITION)             $              0           $                  0
                                                             ----------------           --------------------
6.   POST-PETITION LIABILITIES                               $              0           $                  0
                                                             ----------------           --------------------
7.   PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)  $              0           $                  0
                                                             ----------------           --------------------


AT THE END OF THIS REPORTING MONTH:                                                                     YES                 NO
                                                                                                   ---------------  --------------
8.   Have any payments been made on pre-petition debt, other than payments in the normal                                  X
     course to secured creditors or lessors? (if yes, attach listing including date of             ---------------  --------------
     payment, amount of payment and name of payee)

9.   Have any payments been made to professionals?  (if yes, attach listing including date of                             X
     payment, amount of payment and name of payee)                                                 ---------------  --------------

10.  If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                   ---------------  --------------
11.  Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                                X
     attach listing including date of payment, amount and reason for payment, and name of payee)   ---------------  --------------

12.  Is the estate insured for replacement cost of assets and for general liability?                     X
                                                                                                   ---------------  --------------
13.  Are a plan and disclosure statement on file?                                                                         X
                                                                                                   ---------------  --------------
14.  Was there any post-petition borrowing during this reporting period?                                                  X
                                                                                                   ---------------  --------------

15.  Check if paid: Post-petition taxes    ;   U.S. Trustee Quarterly Fees  X ;     Check if filing is current for: Post-petition
                                        ---                                ---
     tax reporting and tax returns:   X .
                                     ---

     (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)


I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date:         3/19/02                     /s/ Michael Malesardi
       --------------------           -----------------------------------------
                                      Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 02/28/02
                                             ---------


              CURRENT MONTH
---------------------------------------
                                                                                                    CUMULATIVE       NEXT MONTH
  ACTUAL        FORECAST      VARIANCE                                                            (CASE TO DATE)      FORECAST
-----------   -----------   -----------                                                           --------------   --------------
                                                  REVENUES:
$         0                 $         0     1   Gross Sales                                       $            0
-----------   -----------   -----------                                                           --------------   --------------
$         0                 $         0     2   less: Sales Returns & Allowances                  $            0
-----------   -----------   -----------                                                           --------------   --------------
$         0   $         0   $         0     3   Net Sales                                         $            0   $            0
-----------   -----------   -----------                                                           --------------   --------------
$         0                 $         0     4   less: Cost of Goods Sold (Schedule 'B')           $            0
-----------   -----------   -----------                                                           --------------   --------------
$         0   $         0   $         0     5   Gross Profit                                      $            0   $            0
-----------   -----------   -----------                                                           --------------   --------------
$         0                 $         0     6   Interest                                          $            0
-----------   -----------   -----------                                                           --------------   --------------
$         0                 $         0     7   Other Income:                                     $            0
-----------   -----------   -----------                      --------------------------------     --------------   --------------
$         0                 $         0     8                                                     $            0
-----------   -----------   -----------       -----------------------------------------------     --------------   --------------
$         0                 $         0     9                                                     $            0
-----------   -----------   -----------       -----------------------------------------------     --------------   --------------
$         0   $         0   $         0    10       TOTAL REVENUES                                $            0   $            0
-----------   -----------   -----------                                                           --------------   --------------
                                              EXPENSES:
$         0                 $         0    11   Compensation to Owner(s)/Officer(s)               $            0
-----------   -----------   -----------                                                           --------------   --------------
$         0                 $         0    12   Salaries                                          $            0
-----------   -----------   -----------                                                           --------------   --------------
$         0                 $         0    13   Commissions                                       $            0
-----------   -----------   -----------                                                           --------------   --------------
$         0                 $         0    14   Contract Labor                                    $            0
-----------   -----------   -----------                                                           --------------   --------------
$         0                 $         0    15   Rent/Lease:                                       $            0
                                                    Personal Property
-----------   -----------   -----------                                                           --------------   --------------
$         0                 $         0    16       Real Property                                 $            0
-----------   -----------   -----------                                                           --------------   --------------
$         0                 $         0    17   Insurance                                         $            0
-----------   -----------   -----------                                                           --------------   --------------
$         0                 $         0    18   Management Fees                                   $            0
-----------   -----------   -----------                                                           --------------   --------------
$         0                 $         0    19   Depreciation                                      $            0
-----------   -----------   -----------                                                           --------------   --------------
$         0                 $         0    20   Taxes:                                            $            0
                                                    Employer Payroll Taxes
-----------   -----------   -----------                                                           --------------   --------------
$         0                 $         0    21       Real Property Taxes                           $            0
-----------   -----------   -----------                                                           --------------   --------------
$         0                 $         0    22       Other Taxes                                   $            0
-----------   -----------   -----------                                                           --------------   --------------
$         0                 $         0    23   Other Selling                                     $            0
-----------   -----------   -----------                                                           --------------   --------------
$         0                 $         0    24   Other Administrative                              $            0
-----------   -----------   -----------                                                           --------------   --------------
$         0                 $         0    25   Interest                                          $            0
-----------   -----------   -----------                                                           --------------   --------------
$         0                 $         0    26   Other Expenses:                                   $            0
-----------   -----------   -----------                        ------------------------------     --------------   --------------
                            $         0    27
-----------   -----------   -----------       -----------------------------------------------     --------------   --------------
                            $         0    28
-----------   -----------   -----------       -----------------------------------------------     --------------   --------------
                            $         0    29
-----------   -----------   -----------       -----------------------------------------------     --------------   --------------
                            $         0    30
-----------   -----------   -----------       -----------------------------------------------     --------------   --------------
                            $         0    31
-----------   -----------   -----------       -----------------------------------------------     --------------   --------------
                            $         0    32
-----------   -----------   -----------       -----------------------------------------------     --------------   --------------
                            $         0    33
-----------   -----------   -----------       -----------------------------------------------     --------------   --------------
                            $         0    34
-----------   -----------   -----------       -----------------------------------------------     --------------   --------------

$         0   $         0   $         0    35       TOTAL EXPENSES                                $            0   $            0
-----------   -----------   -----------                                                           --------------   --------------

$         0   $         0   $         0    36 SUBTOTAL                                            $            0   $            0
-----------   -----------   -----------                                                           --------------   --------------
                                              REORGANIZATION ITEMS:

$         0                 $         0    37   Professional Fees                                 $            0
-----------   -----------   -----------                                                           --------------   --------------
$         0                 $         0    38   Provisions for Rejected Executory Contracts       $            0
-----------   -----------   -----------                                                           --------------   --------------
$         0                 $         0    39   Interest Earned on Accumulated Cash from          $            0
-----------   -----------   -----------                                                           --------------   --------------
                                                Resulting Chp 11 Case
$         0                 $         0    40   Gain or (Loss) from Sale of Equipment             $            0
-----------   -----------   -----------                                                           --------------   --------------
$         0                 $         0    41   U.S. Trustee Quarterly Fees                       $            0
-----------   -----------   -----------                                                           --------------   --------------
$         0                 $         0    42                                                     $            0
-----------   -----------   -----------       -----------------------------------------------     --------------   --------------

$         0   $         0   $         0    43        TOTAL REORGANIZATION ITEMS                   $            0   $            0
-----------   -----------   -----------                                                           --------------   --------------
$         0   $         0   $         0    44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES     $            0   $            0
-----------   -----------   -----------                                                           --------------   --------------
$         0                 $         0    45   Federal & State Income Taxes                      $            0
-----------   -----------   -----------                                                           --------------   --------------
$         0   $         0   $         0    46 NET PROFIT (LOSS)                                   $            0   $            0
===========   ===========   ===========                                                           ==============   ==============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 02/28/02
                                              ---------

        ASSETS
                                                                          FROM SCHEDULES                 MARKET VALUE
                                                                          --------------           ------------------------
           CURRENT ASSETS

  1              Cash and cash equivalents - unrestricted                                          $                     0
                                                                                                   -----------------------
  2              Cash and cash equivalents - restricted                                            $                     0
                                                                                                   -----------------------
  3              Accounts receivable (net)                                       A                 $                     0
                                                                                                   -----------------------
  4              Inventory                                                       B                 $                     0
                                                                                                   -----------------------
  5              Prepaid expenses                                                                  $                     0
                                                                                                   -----------------------
  6              Professional retainers                                                            $                     0
                                                                                                   -----------------------
  7              Other:                                                                            $                     0
                           -----------------------------------------------                         -----------------------
  8
                 ---------------------------------------------------------                         -----------------------

  9                        TOTAL CURRENT ASSETS                                                    $                     0
                                                                                                   -----------------------
           PROPERTY AND EQUIPMENT (MARKET VALUE)

 10              Real property                                                   C                 $                     0
                                                                                                   -----------------------
 11              Machinery and equipment                                         D                 $                     0
                                                                                                   -----------------------
 12              Furniture and fixtures                                          D                 $                     0
                                                                                                   -----------------------
 13              Office equipment                                                D                 $                     0
                                                                                                   -----------------------
 14              Leasehold improvements                                          D                 $                     0
                                                                                                   -----------------------
 15              Vehicles                                                        D                 $                     0
                                                                                                   -----------------------
 16              Other:                                                          D
                           -----------------------------------------------                         -----------------------
 17                                                                              D
                 ---------------------------------------------------------                         -----------------------
 18                                                                              D
                 ---------------------------------------------------------                         -----------------------
 19                                                                              D
                 ---------------------------------------------------------                         -----------------------
 20                                                                              D
                 ---------------------------------------------------------                         -----------------------

 21                        TOTAL PROPERTY AND EQUIPMENT                                            $                     0
                                                                                                   -----------------------
           OTHER ASSETS

 22              Loans to shareholders                                                             $                     0
                                                                                                   -----------------------
 23              Loans to affiliates                                                               $                     0
                                                                                                   -----------------------
 24
                 ---------------------------------------------------------                         -----------------------
 25
                 ---------------------------------------------------------                         -----------------------
 26
                 ---------------------------------------------------------                         -----------------------
 27
                 ---------------------------------------------------------                         -----------------------
 28                        TOTAL OTHER ASSETS                                                      $                     0
                                                                                                   -----------------------
 29                        TOTAL ASSETS                                                            $                     0
                                                                                                   =======================


   NOTE:
          Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

           LIABILITIES FROM SCHEDULES

                 POST-PETITION

                       CURRENT LIABILITIES

30                        Salaries and wages                                                                   $                0
                                                                                                               ------------------
31                        Payroll taxes                                                                        $                0
                                                                                                               ------------------
32                        Real and personal property taxes                                                     $                0
                                                                                                               ------------------
33                        Income taxes                                                                         $                0
                                                                                                               ------------------
34                        Sales taxes                                                                          $                0
                                                                                                               ------------------
35                        Notes payable (short term)                                                           $                0
                                                                                                               ------------------
36                        Accounts payable (trade)                                                   A         $                0
                                                                                                               ------------------
37                        Real property lease arrearage                                                        $                0
                                                                                                               ------------------
38                        Personal property lease arrearage                                                    $                0
                                                                                                               ------------------
39                        Accrued professional fees                                                            $                0
                                                                                                               ------------------
40                        Current portion of long-term post-petition debt (due within 12 months)               $                0
                                                                                                               ------------------
41                        Other:                                                                               $                0
                                      ---------------------------------------------------                      ------------------
42
                          ---------------------------------------------------------------                      ------------------
43
                          ---------------------------------------------------------------                      ------------------

44                        TOTAL CURRENT LIABILITIES                                                            $                0
                                                                                                               ------------------
45              LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                               ------------------
46                        TOTAL POST-PETITION LIABILITIES                                                      $                0
                                                                                                               ------------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47                        Secured claims                                                             F         $                0
                                                                                                               ------------------
48                        Priority unsecured claims                                                  F         $                0
                                                                                                               ------------------
49                        General unsecured claims                                                   F         $                0
                                                                                                               ------------------
50                        TOTAL PRE-PETITION LIABILITIES                                                       $                0
                                                                                                               ------------------
51                        TOTAL LIABILITIES                                                                    $                0
                                                                                                               ------------------
    EQUITY (DEFICIT)

52              Retained Earnings/(Deficit) at time of filing                                                  $                0
                                                                                                               ------------------
53              Capital Stock                                                                                  $                0
                                                                                                               ------------------
54              Additional paid-in capital                                                                     $                0
                                                                                                               ------------------
55              Cumulative profit/(loss) since filing of case                                                  $                0
                                                                                                               ------------------
56              Post-petition contributions/(distributions) or (draws)                                         $                0
                                                                                                               ------------------
57
                -------------------------------------------------------------------------                      ------------------

58              Market value adjustment                                                                        $                0
                                                                                                               ------------------
59                        TOTAL EQUITY (DEFICIT)                                                               $                0
                                                                                                               ------------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                     $                0
                                                                                                               ==================

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

RECEIVABLES AND PAYABLES AGINGS                                  ACCOUNTS RECEIVABLE      ACCOUNTS PAYABLE        PAST DUE
                                                               [PRE AND POST PETITION]    [POST PETITION]    POST PETITION DEBT
                                                              -------------------------  -----------------  ---------------------
     0 -30 Days                                               $                       0  $               0
                                                              -------------------------  -----------------
     31-60 Days                                               $                       0  $               0
                                                              -------------------------  -----------------
     61-90 Days                                               $                       0  $               0  $                   0
                                                              -------------------------  -----------------  ---------------------
     91+ Days                                                 $                       0  $               0
                                                              -------------------------  -----------------
     Total accounts receivable/payable                        $                       0  $               0
                                                              -------------------------  =================
     Allowance for doubtful accounts
                                                              -------------------------
     Accounts receivable (net)                                $                       0
                                                              =========================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                COST OF GOODS SOLD
---------------------------------                                 ------------------

                                          INVENTORY(IES)
                                           BALANCE AT
                                          END OF MONTH
                                          -------------           INVENTORY BEGINNING OF MONTH
                                                                                                                 ----------------
                                                                 Add -
     Retail/Restaurants -                                          Net purchase
                                                                                                                 ----------------
       Product for resale                                          Direct labor
                                       ----------------------                                                    ----------------
                                                                   Manufacturing overhead
                                                                                                                 ----------------
     Distribution -                                                Freight in
                                                                                                                 ----------------
       Products for resale                                         Other:
                                       ----------------------                                                    ----------------

                                                                 ---------------------------------------------   ----------------
     Manufacturer -
                                                                 ---------------------------------------------   ----------------
       Raw Materials
                                       ----------------------
       Work-in-progress                                          Less -
                                       ----------------------
       Finished goods                                              Inventory End of Month
                                       ----------------------                                                    ----------------
                                                                   Shrinkage
                                                                                                                 ----------------
     Other - Explain                                               Personal Use
                                       ----------------------                                                    ----------------

     ----------------------------------
                                                                 Cost of Goods Sold                              $              0
     ----------------------------------                                                                          ================
         TOTAL                         $                    0
                                       ======================

     METHOD OF INVENTORY CONTROL                                        INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?              Indicate by a checkmark method of inventory used.

                Yes           No
                    ------       ------

     How often do you take a complete physical inventory?               Valuation methods -
                                                                            FIFO cost
                                                                                                                     ---
       Weekly                                                               LIFO cost
                          -------                                                                                    ---
       Monthly                                                              Lower of cost or market
                          -------                                                                                    ---
       Quarterly                                                            Retail method
                          -------                                                                                    ---
       Semi-annually                                                        Other
                          -------                                                                                    ---
       Annually                                                               Explain
                          -------

Date of last physical inventory was
                                       -----------------------------    ---------------------------------------------------------

                                                                        ---------------------------------------------------------
Date of next physical inventory is
                                       -----------------------------    ---------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                                         COST           MARKET VALUE
                                                                                                    ----           ------------

       ----------------------------------------------------------                           -------------------   ---------------

       ----------------------------------------------------------                           -------------------   ---------------

       ----------------------------------------------------------                           -------------------   ---------------

       ----------------------------------------------------------                           -------------------   ---------------

       ----------------------------------------------------------                           -------------------   ---------------

       ----------------------------------------------------------                           -------------------   ---------------
       Total                                                                                $                 0   $             0
                                                                                            ===================   ===============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                                         COST           MARKET VALUE
                                                                                                    ----           ------------
Machinery & Equipment -

       ----------------------------------------------------------                           -------------------   ----------------

       ----------------------------------------------------------                           -------------------   ----------------

       ----------------------------------------------------------                           -------------------   ----------------

       ----------------------------------------------------------                           -------------------   ----------------
       Total                                                                                $                 0   $              0
                                                                                            ===================   ================
Furniture & Fixtures -

       ----------------------------------------------------------                           -------------------   ----------------

       ----------------------------------------------------------                           -------------------   ----------------

       ----------------------------------------------------------                           -------------------   ----------------

       ----------------------------------------------------------                           -------------------   ----------------
       Total                                                                                $                 0   $              0
                                                                                            ===================   ================
Office Equipment -

       ----------------------------------------------------------                           -------------------   ----------------

       ----------------------------------------------------------                           -------------------   ----------------

       ----------------------------------------------------------                           -------------------   ----------------
       Total                                                                                $                 0   $              0
                                                                                            ===================   ================
Leasehold Improvements -

       ----------------------------------------------------------                           -------------------   ----------------

       ----------------------------------------------------------                           -------------------   ----------------

       ----------------------------------------------------------                           -------------------   ----------------

       ----------------------------------------------------------                           -------------------   ----------------
       Total                                                                                $                 0   $              0
                                                                                            ===================   ================

Vehicles -

       ----------------------------------------------------------                           -------------------   ----------------

       ----------------------------------------------------------                           -------------------   ----------------

       ----------------------------------------------------------                           -------------------   ----------------

       ----------------------------------------------------------                           -------------------   ----------------
       Total                                                                                $                 0   $              0
                                                                                            ===================   ================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                                           0-30 DAYS     31-60 DAYS    61-90 DAYS    91+ DAYS        TOTAL
                                                      -------------  ------------ ------------- ------------   -----------
Federal
        Income Tax Withholding                                                                                   $         0
                                                      -------------  ------------  -------------  ------------   -----------
        FICA - Employee                                                                                          $         0
                                                      -------------  ------------  -------------  ------------   -----------
        FICA - Employer                                                                                          $         0
                                                      -------------  ------------  -------------  ------------   -----------
        Unemployment (FUTA)                                                                                      $         0
                                                      -------------  ------------  -------------  ------------   -----------
        Income                                                                                                   $         0
                                                      -------------  ------------  -------------  ------------   -----------
        Other (Attach List)                                                                                      $         0
                                                      -------------  ------------  -------------  ------------   -----------
TOTAL FEDERAL TAXES                                   $           0  $          0  $           0  $          0   $         0
                                                      -------------  ------------  -------------  ------------   -----------
STATE AND LOCAL
        Income Tax Withholding                                                                                   $         0
                                                      -------------  ------------  -------------  ------------   -----------
        Unemployment (UT)                                                                                        $         0
                                                      -------------  ------------  -------------  ------------   -----------
        Disability Insurance (DI)                                                                                $         0
                                                      -------------  ------------  -------------  ------------   -----------
        Empl. Training Tax (ETT)                                                                                 $         0
                                                      -------------  ------------  -------------  ------------   -----------
        Sales                                                                                                    $         0
                                                      -------------  ------------  -------------  ------------   -----------
        Excise                                                                                                   $         0
                                                      -------------  ------------  -------------  ------------   -----------
        Real property                                                                                            $         0
                                                      -------------  ------------  -------------  ------------   -----------
        Personal property                                                                                        $         0
                                                      -------------  ------------  -------------  ------------   -----------
        Income                                                                                                   $         0
                                                      -------------  ------------  -------------  ------------   -----------
        Other (Attach List)                                                                                      $         0
                                                      -------------  ------------  -------------  ------------   -----------
TOTAL STATE & LOCAL TAXES                             $           0  $          0  $           0  $          0   $         0
                                                      -------------  ------------  -------------  ------------   -----------
TOTAL TAXES                                           $           0  $          0  $           0  $          0   $         0
                                                      =============  ============  =============  ============   ===========


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                                          CLAIMED              ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                                AMOUNT              AMOUNT (B)
                                                                                    -------------------  ------------------
        Secured claims  (a)                                                         $                 0  $                0
                                                                                    -------------------  ------------------
        Priority claims other than taxes                                            $                 0  $                0
                                                                                    -------------------  ------------------
        Priority tax claims                                                         $                 0  $                0
                                                                                    -------------------  ------------------
        General unsecured claims                                                    $                 0  $                0
                                                                                    -------------------  ------------------

     (a)  List total amount of claims even it under secured.

     (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                                          ACCOUNT 1            ACCOUNT 2          ACCOUNT 3           ACCOUNT 4
                                                      -----------------    -----------------   ----------------   ---------------
Bank
                                                      -----------------    -----------------   ----------------   ---------------
Account Type
                                                      -----------------    -----------------   ----------------   ---------------
Account No.
                                                      -----------------    -----------------   ----------------   ---------------
Account Purpose
                                                      -----------------    -----------------   ----------------   ---------------
Balance, End of Month
                                                      -----------------    -----------------   ----------------   ---------------
Total Funds on Hand for all Accounts                  $               0
                                                      =================


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 02/28/02

                                                                                        Actual                 Cumulative
                                                                                     Current Month           (Case to Date)
                                                                                 ----------------------    --------------------
     CASH RECEIPTS
1          Rent/Leases Collected
                                                                                 ----------------------    --------------------
2          Cash Received from Sales
                                                                                 ----------------------    --------------------
3          Interest Received
                                                                                 ----------------------    --------------------
4          Borrowings
                                                                                 ----------------------    --------------------
5          Funds from Shareholders, Partners, or Other Insiders
                                                                                 ----------------------    --------------------
6          Capital Contributions
                                                                                 ----------------------    --------------------
7
           ---------------------------------------------------------------       ----------------------    --------------------
8
           ---------------------------------------------------------------       ----------------------    --------------------
9
           ---------------------------------------------------------------       ----------------------    --------------------
10
           ---------------------------------------------------------------       ----------------------    --------------------
11
                                                                                 ----------------------    --------------------
12               TOTAL CASH RECEIPTS                                             $                    0    $                  0
                                                                                 ----------------------    --------------------
     CASH DISBURSEMENTS
13         Payments for Inventory
                                                                                 ----------------------    --------------------
14         Selling
                                                                                 ----------------------    --------------------
15         Administrative
                                                                                 ----------------------    --------------------
16         Capital Expenditures
                                                                                 ----------------------    --------------------
17         Principal Payments on Debt
                                                                                 ----------------------    --------------------
18         Interest Paid
                                                                                 ----------------------    --------------------
           Rent/Lease:
19               Personal Property
                                                                                 ----------------------    --------------------
20               Real Property
                                                                                 ----------------------    --------------------
           Amount Paid to Owner(s)/Officer(s)
21               Salaries
                                                                                 ----------------------    --------------------
22               Draws
                                                                                 ----------------------    --------------------
23               Commissions/Royalties
                                                                                 ----------------------    --------------------
24               Expense Reimbursements
                                                                                 ----------------------    --------------------
25               Other
                                                                                 ----------------------    --------------------
26         Salaries/Commissions (less employee withholding)
                                                                                 ----------------------    --------------------
27         Management Fees
                                                                                 ----------------------    --------------------
           Taxes:
28               Employee Withholding
                                                                                 ----------------------    --------------------
29               Employer Payroll Taxes
                                                                                 ----------------------    --------------------
30               Real Property Taxes
                                                                                 ----------------------    --------------------
31               Other Taxes
                                                                                 ----------------------    --------------------
32         Other Cash Outflows:
                                                                                 ----------------------    --------------------
33
                 ---------------------------------------------------------       ----------------------    --------------------
34
                 ---------------------------------------------------------       ----------------------    --------------------
35
                 ---------------------------------------------------------       ----------------------    --------------------
36
                 ---------------------------------------------------------       ----------------------    --------------------
37
                 ---------------------------------------------------------       ----------------------    --------------------
38               TOTAL CASH DISBURSEMENTS:                                       $                    0    $                  0
                                                                                 ----------------------    --------------------
39   NET INCREASE (DECREASE) IN CASH                                             $                    0    $                  0
                                                                                 ----------------------    --------------------
40   CASH BALANCE, BEGINNING OF PERIOD
                                                                                 ----------------------    --------------------
41   CASH BALANCE, END OF PERIOD                                                 $                    0    $                  0
                                                                                 ======================    ====================

                             STATEMENT OF CASH FLOWS
           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 02/28/02

     CASH FLOWS FROM OPERATING ACTIVITIES                                                     ACTUAL              CUMULATIVE
                                                                                           CURRENT MONTH        (CASE TO DATE)
                                                                                        --------------------  -------------------
1         Cash Received from Sales
                                                                                        --------------------  -------------------
2         Rent/Leases Collected
                                                                                        --------------------  -------------------
3         Interest Received
                                                                                        --------------------  -------------------
4         Cash Paid to Suppliers
                                                                                        --------------------  -------------------
5         Cash Paid for Selling Expenses
                                                                                        --------------------  -------------------
6         Cash Paid for Administrative Expenses
                                                                                        --------------------  -------------------
          Cash Paid for Rents/Leases:
7            Personal Property
                                                                                        --------------------  -------------------
8            Real Property
                                                                                        --------------------  -------------------
9         Cash Paid for Interest
                                                                                        --------------------  -------------------
10        Cash Paid for Net Payroll and Benefits
                                                                                        --------------------  -------------------
          Cash Paid to Owner(s)/Officer(s)
11           Salaries
                                                                                        --------------------  -------------------
12           Draws
                                                                                        --------------------  -------------------
13           Commissions/Royalties
                                                                                        --------------------  -------------------
14           Expense Reimbursements
                                                                                        --------------------  -------------------
15           Other
                                                                                        --------------------  -------------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.
16           Employer Payroll Tax
                                                                                        --------------------  -------------------
17           Employee Withholdings
                                                                                        --------------------  -------------------
18           Real Property Taxes
                                                                                        --------------------  -------------------
19           Other Taxes
                                                                                        --------------------  -------------------
20        Cash Paid for General Expenses
                                                                                        --------------------  -------------------
21
          -------------------------------------------------------------------           --------------------  -------------------
22
          -------------------------------------------------------------------           --------------------  -------------------
23
          -------------------------------------------------------------------           --------------------  -------------------
24
          -------------------------------------------------------------------           --------------------  -------------------
25
          -------------------------------------------------------------------           --------------------  -------------------
26
          -------------------------------------------------------------------           --------------------  -------------------
27           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE
                REORGANIZATION ITEMS                                                    $                  0  $                 0
                                                                                        --------------------  -------------------
     CASH FLOWS FROM REORGANIZATION ITEMS
28        Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                        --------------------  -------------------
29        Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                        --------------------  -------------------
30        U.S. Trustee Quarterly Fees
                                                                                        --------------------  -------------------
31
          -------------------------------------------------------------------           --------------------  -------------------
32           NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                           $                  0  $                 0
                                                                                        --------------------  -------------------
33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS         $                  0  $                 0
                                                                                        --------------------  -------------------
     CASH FLOWS FROM INVESTING ACTIVITIES
34        Capital Expenditures
                                                                                        --------------------  -------------------
35        Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                        --------------------  -------------------
36
          -------------------------------------------------------------------           --------------------  -------------------
37           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                           $                  0  $                 0
                                                                                        --------------------  -------------------
     CASH FLOWS FROM FINANCING ACTIVITIES
38        Net Borrowings (Except Insiders)
                                                                                        --------------------  -------------------
39        Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                        --------------------  -------------------
40        Capital Contributions
                                                                                        --------------------  -------------------
41        Principal Payments
                                                                                        --------------------  -------------------
42
          -------------------------------------------------------------------           --------------------  -------------------
43           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                           $                  0  $                 0
                                                                                        --------------------  -------------------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                               $                  0  $                 0
                                                                                        --------------------  -------------------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH
                                                                                        --------------------  -------------------
46   CASH AND CASH EQUIVALENTS AT END OF MONTH                                          $                  0  $                 0
                                                                                        ====================  ===================

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  OmniSky International, LLC         CASE NO.             01-33126 (DM)
                                                              -----------------

                                           CHAPTER 11
                                           MONTHLY OPERATING REPORT
                                           (GENERAL BUSINESS CASE)


                           SUMMARY OF FINANCIAL STATUS


        MONTH ENDED:     Feb-02                 PETITION DATE:       12/10/01
                      -----------                                 -------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here [ ] the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in $1

                                                                 END OF CURRENT         END OF PRIOR         AS OF PETITION
2.      ASSET AND LIABILITY STRUCTURE                                 MONTH                MONTH                 FILING
                                                                 --------------         ------------         --------------

        a.  Current Assets                                                   $0                   $0
                                                                 ---------------        -------------

        b.  Total Assets                                                     $0                   $0                     $0
                                                                 ---------------        -------------        ---------------

        c.  Current Liabilities                                              $0                   $0
                                                                 ---------------        -------------

        d.  Total Liabilities                                                $0                   $0                     $0
                                                                 ---------------        -------------        ---------------

                                                                                                               CUMULATIVE
3.      STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH      CURRENT MONTH          PRIOR MONTH          (CASE TO DATE)
                                                                 --------------          ------------        ---------------

        a.  Total Receipts                                                   $0                   $0                     $0
                                                                 ---------------         ------------        ---------------

        b.  Total Disbursements                                              $0                   $0                     $0
                                                                 ---------------         ------------        ---------------

        c.  Excess (Deficiency) of Receipts Over
            Disbursements (a - b)                                            $0                   $0                     $0
                                                                 ---------------         ------------        ---------------

        d.  Cash Balance Beginning of Month                                  $0                   $0                     $0
                                                                 ---------------         ------------        ---------------

        e.  Cash Balance End of Month (c + d)                                $0                   $0                     $0
                                                                 ---------------         ------------        ---------------

                                                                                                               CUMULATIVE
                                                                  CURRENT MONTH          PRIOR MONTH          (CASE TO DATE)
                                                                 --------------          ------------        ---------------

4.      PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                       $0                   $0                     $0
                                                                 ---------------         ------------        ---------------

5.      ACCOUNT RECEIVABLES (PRE AND POST PETITION)                          $0                   $0
                                                                 ---------------         ------------

6.      POST-PETITION LIABILITIES                                            $0                   $0
                                                                 ---------------         ------------

7.      PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)               $0                   $0
                                                                 ---------------         ------------

AT THE END OF THIS REPORTING MONTH:                                                                  YES             NO
                                                                                                     ---             --

8.      Have any payments been made on pre-petition debt, other than payments in the normal                           X
        course to secured creditors or lessors? (if yes, attach listing including date of          ----------    ------------
        payment, amount of payment and name of payee)

9.      Have any payments been made to professionals?  (if yes, attach listing including date of                      X
        payment, amount of payment and name of payee)                                              ----------    ------------

10.     If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                   ----------    ------------

11.     Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                         X
        attach listing including date of payment, amount and reason for payment,                   ----------    ------------
        and name of payee) 12. Is the estate insured for replacement cost of assets and
        for general liability?                                                                         X
                                                                                                   ----------    ------------

13.     Are a plan and disclosure statement on file?                                                                  X
                                                                                                   ----------    ------------

14.     Was there any post-petition borrowing during this reporting period?                                           X
                                                                                                   ----------    ------------

15.     Check if paid: Post-petition taxes   ;  U.S. Trustee Quarterly Fees  X ;  Check if filing is current for: Post-petition
                                          ---                               ---
        tax reporting and tax returns:     X .
                                          ---

        (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly
        Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:          3/19/02                          /s/ Michael Malesardi
        --------------------                ------------------------------------
                                            Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)

                       For the Month Ended         02/28/02
                                             ----------------------


            CURRENT MONTH
--------------------------------------
   ACTUAL      FORECAST     VARIANCE                                                                 CUMULATIVE       NEXT MONTH
   ------      --------     --------                                                               (CASE TO DATE)     FORECAST
                                                                                                   --------------     ----------
                                              REVENUES:
         $0                        $0       1   Gross Sales                                                   $0
------------  ----------  ------------                                                            ---------------   --------------
         $0                        $0       2   less: Sales Returns & Allowances                              $0
------------  ----------  ------------                                                            ---------------   --------------
         $0          $0            $0       3   Net Sales                                                     $0               $0
------------  ----------  ------------                                                            ---------------   --------------
         $0                        $0       4   less: Cost of Goods Sold      (Schedule 'B')                  $0
------------  ----------  ------------                                                            ---------------   --------------
         $0          $0            $0       5   Gross Profit                                                  $0               $0
------------  ----------  ------------                                                            ---------------   --------------
         $0                        $0       6   Interest                                                      $0
------------  ----------  ------------                                                            ---------------   --------------
         $0                        $0       7   Other Income:                                                 $0
------------  ----------  ------------                         -------------------------------    ---------------   --------------
         $0                        $0       8                                                                 $0
------------  ----------  ------------        ------------------------------------------------    ---------------   --------------
         $0                        $0       9                                                                 $0
------------  ----------  ------------        ------------------------------------------------    ---------------   --------------
         $0          $0            $0      10       TOTAL REVENUES                                            $0               $0
------------  ----------  ------------                                                            ---------------   --------------
                                              EXPENSES:
         $0                        $0      11   Compensation to Owner(s)/Officer(s)                           $0
------------  ----------  ------------                                                            ---------------   --------------
         $0                        $0      12   Salaries                                                      $0
------------  ----------  ------------                                                            ---------------   --------------
         $0                        $0      13   Commissions                                                   $0
------------  ----------  ------------                                                            ---------------   --------------
         $0                        $0      14   Contract Labor                                                $0
------------  ----------  ------------                                                            ---------------   --------------
                                                Rent/Lease:

         $0                        $0      15       Personal Property                                         $0
------------  ----------  ------------                                                            ---------------   --------------
         $0                        $0      16       Real Property                                             $0
------------  ----------  ------------                                                            ---------------   --------------
         $0                        $0      17   Insurance                                                     $0
------------  ----------  ------------                                                            ---------------   --------------
         $0                        $0      18   Management Fees                                               $0
------------  ----------  ------------                                                            ---------------   --------------
         $0                        $0      19   Depreciation                                                  $0
------------  ----------  ------------                                                            ---------------   --------------
                                                Taxes:
         $0                        $0      20       Employer Payroll Taxes                                    $0
------------  ----------  ------------                                                            ---------------   --------------
         $0                        $0      21       Real Property Taxes                                       $0
------------  ----------  ------------                                                            ---------------   --------------
         $0                        $0      22       Other Taxes                                               $0
------------  ----------  ------------                                                            ---------------   --------------
         $0                        $0      23   Other Selling                                                 $0
------------  ----------  ------------                                                            ---------------   --------------
         $0                        $0      24   Other Administrative                                          $0
------------  ----------  ------------                                                            ---------------   --------------
         $0                        $0      25   Interest                                                      $0
------------  ----------  ------------                                                            ---------------   --------------
         $0                        $0      26   Other Expenses:                                               $0
------------  ----------  ------------                         -------------------------------    ---------------   --------------
                                   $0      27
------------  ----------  ------------        ------------------------------------------------    ---------------   --------------
                                   $0      28
------------  ----------  ------------        ------------------------------------------------    ---------------   --------------
                                   $0      29
------------  ----------  ------------        ------------------------------------------------    ---------------   --------------
                                   $0      30
------------  ----------  ------------        ------------------------------------------------    ---------------   --------------
                                   $0      31
------------  ----------  ------------        ------------------------------------------------    ---------------   --------------
                                   $0      32
------------  ----------  ------------        ------------------------------------------------    ---------------   --------------
                                   $0      33
------------  ----------  ------------        ------------------------------------------------    ---------------   --------------
                                   $0      34
------------  ----------  ------------        ------------------------------------------------    ---------------   --------------
         $0          $0            $0      35       TOTAL EXPENSES                                            $0               $0
------------  ----------  ------------                                                            ---------------   --------------
         $0          $0            $0      36 SUBTOTAL                                                        $0               $0
------------  ----------  ------------                                                            ---------------   --------------
                                              REORGANIZATION ITEMS:
         $0                        $0      37   Professional Fees                                             $0
------------  ----------  ------------                                                            ---------------   --------------
         $0                        $0      38   Provisions for Rejected Executory Contracts                   $0
------------  ----------  ------------                                                            ---------------   --------------
         $0                        $0      39   Interest Earned on Accumulated Cash from                      $0
------------  ----------  ------------          Resulting Chp 11 Case                             ---------------   --------------
         $0                        $0      40   Gain or (Loss) from Sale of Equipment                         $0
------------  ----------  ------------                                                            ---------------   --------------
         $0                        $0      41   U.S. Trustee Quarterly Fees                                   $0
------------  ----------  ------------                                                            ---------------   --------------
         $0                        $0      42                                                                 $0
------------  ----------  ------------        ------------------------------------------------    ---------------   --------------
         $0          $0            $0      43       TOTAL REORGANIZATION ITEMS                                $0               $0
------------  ----------  ------------                                                            ---------------   --------------
         $0          $0            $0      44 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                  $0               $0
------------  ----------  ------------                                                            ---------------   --------------
         $0                        $0      45  Federal & State Income Taxes                                   $0
------------  ----------  ------------                                                            ---------------   --------------
         $0          $0            $0      46 NET PROFIT (LOSS)                                               $0               $0
============  ==========  ============                                                            ===============   ==============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                       FOR THE MONTH ENDED       02/28/02
                                             ----------------

          ASSETS
                                                                                     FROM SCHEDULES            MARKET VALUE
                                                                                     --------------            ------------

               CURRENT ASSETS

      1             Cash and cash equivalents - unrestricted                                                                $0
                                                                                                             ------------------
      2             Cash and cash equivalents - restricted                                                                  $0
                                                                                                             ------------------
      3             Accounts receivable (net)                                               A                               $0
                                                                                                             ------------------
      4             Inventory                                                               B                               $0
                                                                                                             ------------------
      5             Prepaid expenses                                                                                        $0
                                                                                                             ------------------
      6             Professional retainers                                                                                  $0
                                                                                                             ------------------
      7             Other:                                                                                                  $0
                            ------------------------------------------------------                           ------------------
      8
                    --------------------------------------------------------------                           ------------------

      9                     TOTAL CURRENT ASSETS                                                                            $0
                                                                                                             ------------------
               PROPERTY AND EQUIPMENT (MARKET VALUE)

     10             Real property                                                           C                               $0
                                                                                                             ------------------
     11             Machinery and equipment                                                 D                               $0
                                                                                                             ------------------
     12             Furniture and fixtures                                                  D                               $0
                                                                                                             ------------------
     13             Office equipment                                                        D                               $0
                                                                                                             ------------------
     14             Leasehold improvements                                                  D                               $0
                                                                                                             ------------------
     15             Vehicles                                                                D                               $0
                                                                                                             ------------------
     16             Other:                                                                  D
                            ------------------------------------------------------                           ------------------
     17                                                                                     D
                    --------------------------------------------------------------                           ------------------
     18                                                                                     D
                    --------------------------------------------------------------                           ------------------
     19                                                                                     D
                    --------------------------------------------------------------                           ------------------
     20                                                                                     D
                    --------------------------------------------------------------                           ------------------

     21                     TOTAL PROPERTY AND EQUIPMENT                                                                    $0
                                                                                                             ------------------

               OTHER ASSETS

     22             Loans to shareholders                                                                                   $0
                                                                                                             ------------------
     23             Loans to affiliates                                                                                     $0
                                                                                                             ------------------
     24
                    --------------------------------------------------------------                           ------------------
     25
                    --------------------------------------------------------------                           ------------------
     26
                    --------------------------------------------------------------                           ------------------
     27
                    --------------------------------------------------------------                           ------------------

     28                     TOTAL OTHER ASSETS                                                                              $0
                                                                                                             ------------------
     29                     TOTAL ASSETS                                                                                    $0
                                                                                                             ==================

          NOTE:
                  Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)


          LIABILITIES FROM SCHEDULES

               POST-PETITION

                    CURRENT LIABILITIES

     30                     Salaries and wages                                                                              $0
                                                                                                             ------------------
     31                     Payroll taxes                                                                                   $0
                                                                                                             ------------------
     32                     Real and personal property taxes                                                                $0
                                                                                                             ------------------
     33                     Income taxes                                                                                    $0
                                                                                                             ------------------
     34                     Sales taxes                                                                                     $0
                                                                                                             ------------------
     35                     Notes payable (short term)                                                                      $0
                                                                                                             ------------------
     36                     Accounts payable (trade)                                        A                               $0
                                                                                                             ------------------
     37                     Real property lease arrearage                                                                   $0
                                                                                                             ------------------
     38                     Personal property lease arrearage                                                               $0
                                                                                                             ------------------
     39                     Accrued professional fees                                                                       $0
                                                                                                             ------------------
     40                     Current portion of long-term post-petition debt (due within 12 months)                          $0
                                                                                                             ------------------
     41                     Other:                                                                                          $0
                                       -------------------------------------------                           ------------------
     42
                            ------------------------------------------------------                           ------------------
     43
                            ------------------------------------------------------                           ------------------
     44                     TOTAL CURRENT LIABILITIES                                                                       $0
                                                                                                             ------------------
     45             LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                             ------------------
     46                     TOTAL POST-PETITION LIABILITIES                                                                 $0
                                                                                                             ------------------
               PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

     47                     Secured claims                                                  F                               $0
                                                                                                             ------------------
     48                     Priority unsecured claims                                       F                               $0
                                                                                                             ------------------
     49                     General unsecured claims                                        F                               $0
                                                                                                             ------------------
     50                     TOTAL PRE-PETITION LIABILITIES                                                                  $0
                                                                                                             ------------------
     51                     TOTAL LIABILITIES                                                                               $0
                                                                                                             ------------------
          EQUITY (DEFICIT)

     52             Retained Earnings/(Deficit) at time of filing                                                           $0
                                                                                                             ------------------
     53             Capital Stock                                                                                           $0
                                                                                                             ------------------
     54             Additional paid-in capital                                                                              $0
                                                                                                             ------------------
     55             Cumulative profit/(loss) since filing of case                                                           $0
                                                                                                             ------------------
     56             Post-petition contributions/(distributions) or (draws)                                                  $0
                                                                                                             ------------------
     57
                    --------------------------------------------------------------                           ------------------
     58             Market value adjustment                                                                                 $0
                                                                                                             ------------------
     59                     TOTAL EQUITY (DEFICIT)                                                                          $0
                                                                                                             ------------------
     60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                            $0
                                                                                                             ==================

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

RECEIVABLES AND PAYABLES AGINGS                           ACCOUNTS RECEIVABLE     ACCOUNTS PAYABLE            PAST DUE
                                                        [PRE AND POST PETITION]    [POST PETITION]       POST PETITION DEBT
                                                        -----------------------   -----------------      ------------------

     0 -30 Days                                                             $0                   $0
                                                       ------------------------   ------------------
     31-60 Days                                                             $0                   $0
                                                       ------------------------   ------------------
     61-90 Days                                                             $0                   $0                        $0
                                                       ------------------------   ------------------      --------------------
     91+ Days                                                               $0                   $0
                                                       ------------------------   ------------------
     Total accounts receivable/payable                                      $0                   $0
                                                       ------------------------   ==================
     Allowance for doubtful accounts
                                                       ------------------------
     Accounts receivable (net)                                              $0
                                                       ========================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                      COST OF GOODS SOLD
----------------------------------                                      ------------------
                                          INVENTORY(IES)
                                          BALANCE AT
                                          END OF MONTH            INVENTORY BEGINNING OF MONTH
                                          -------------                                                   --------------------
                                                                  Add -
     Retail/Restaurants -                                           Net purchase
                                                                                                          --------------------
       Product for resale                                           Direct labor
                                       ---------------------                                              --------------------
                                                                    Manufacturing overhead
                                                                                                          --------------------
     Distribution -                                                 Freight in
                                                                                                          --------------------
       Products for resale                                          Other:
                                       ---------------------                                              --------------------

                                                                  -------------------------------------   --------------------
     Manufacturer -
                                                                  -------------------------------------   --------------------
       Raw Materials
                                       ---------------------
       Work-in-progress                                           Less -
                                       ---------------------
       Finished goods                                               Inventory End of Month
                                       ---------------------                                              --------------------
                                                                    Shrinkage
                                                                                                          --------------------
     Other - Explain                                                Personal Use
                                       ---------------------                                              --------------------

     ----------------------------------
                                                                  Cost of Goods Sold                                       $0
     ----------------------------------                                                                   ====================
         TOTAL                                           $0
                                       =====================

     METHOD OF INVENTORY CONTROL                                  INVENTORY VALUATION METHODS

     Do you have a functioning perpetual inventory system?        Indicate by a checkmark method of inventory used.

                Yes           No
                    ------       ------

     How often do you take a complete physical inventory?         Valuation methods -

                                                                    FIFO cost
                                                                                                             ---
       Weekly                                                       LIFO cost
                          -------                                                                            ---
       Monthly                                                      Lower of cost or market
                          -------                                                                            ---
       Quarterly                                                    Retail method
                          -------                                                                            ---
       Semi-annually                                                Other
                          -------                                                                            ---
       Annually                                                       Explain
                          -------

Date of last physical inventory was
                                       ---------------------      -----------------------------------------------------------------

                                                                  -----------------------------------------------------------------
Date of next physical inventory is
                                       ---------------------      -----------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

                                                                                        COST                   MARKET VALUE
                                                                                   ----------------           --------------
Description

       ----------------------------------------------------------                  ----------------           --------------

       ----------------------------------------------------------                  ----------------           --------------

       ----------------------------------------------------------                  ----------------           --------------

       ----------------------------------------------------------                  ----------------           --------------

       ----------------------------------------------------------                  ----------------           --------------

       ----------------------------------------------------------                  ----------------           --------------
       Total                                                                       $              0           $            0
                                                                                   ================           ==============

                           SCHEDULE D
                    OTHER DEPRECIABLE ASSETS

                                                                                        COST                   MARKET VALUE
                                                                                   ----------------           --------------
Description
Machinery & Equipment -

       ----------------------------------------------------------                  ----------------           --------------

       ----------------------------------------------------------                  ----------------           --------------

       ----------------------------------------------------------                  ----------------           --------------

       ----------------------------------------------------------                  ----------------           --------------

       ----------------------------------------------------------                  ----------------           --------------
       Total                                                                       $              0           $            0
                                                                                   ================           ==============
Furniture & Fixtures -

       ----------------------------------------------------------                  ----------------           --------------

       ----------------------------------------------------------                  ----------------           --------------

       ----------------------------------------------------------                  ----------------           --------------

       ----------------------------------------------------------                  ----------------           --------------
       Total                                                                       $              0           $            0
                                                                                   ================           ==============
Office Equipment -

       ----------------------------------------------------------                  ----------------           --------------

       ----------------------------------------------------------                  ----------------           --------------

       ----------------------------------------------------------                  ----------------           --------------
       Total                                                                       $              0           $            0
                                                                                   ================           ==============
Leasehold Improvements -

       ----------------------------------------------------------                  ----------------           --------------

       ----------------------------------------------------------                  ----------------           --------------

       ----------------------------------------------------------                  ----------------           --------------

       ----------------------------------------------------------                  ----------------           --------------
       Total                                                                       $              0           $            0
                                                                                   ================           ==============
Vehicles -

       ----------------------------------------------------------                  ----------------           --------------

       ----------------------------------------------------------                  ----------------           --------------

       ----------------------------------------------------------                  ----------------           --------------

       ----------------------------------------------------------                  ----------------           --------------
       Total                                                                       $              0           $            0
                                                                                   ================           ==============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                            0-30 DAYS          31-60 DAYS        61-90 DAYS         91+ DAYS          TOTAL
                                      -----------------  -----------------  ----------------  ---------------  ---------------

FEDERAL
       Income Tax Withholding                                                                                  $             0
                                      -----------------  -----------------  ----------------  ---------------  ---------------
       FICA - Employee                                                                                         $             0
                                      -----------------  -----------------  ----------------  ---------------  ---------------
       FICA - Employer                                                                                         $             0
                                      -----------------  -----------------  ----------------  ---------------  ---------------
       Unemployment (FUTA)                                                                                     $             0
                                      -----------------  -----------------  ----------------  ---------------  ---------------
       Income                                                                                                  $             0
                                      -----------------  -----------------  ----------------  ---------------  ---------------
       Other (Attach List)                                                                                     $             0
                                      -----------------  -----------------  ----------------  ---------------  ---------------
TOTAL FEDERAL TAXES                   $               0  $               0  $              0  $             0  $             0
                                      -----------------  -----------------  ----------------  ---------------  ---------------
STATE AND LOCAL
       Income Tax Withholding                                                                                  $             0
                                      -----------------  -----------------  ----------------  ---------------  ---------------
       Unemployment (UT)                                                                                       $             0
                                      -----------------  -----------------  ----------------  ---------------  ---------------
       Disability Insurance (DI)                                                                               $             0
                                      -----------------  -----------------  ----------------  ---------------  ---------------
       Empl. Training Tax (ETT)                                                                                $             0
                                      -----------------  -----------------  ----------------  ---------------  ---------------
       Sales                                                                                                   $             0
                                      -----------------  -----------------  ----------------  ---------------  ---------------
       Excise                                                                                                  $             0
                                      -----------------  -----------------  ----------------  ---------------  ---------------
       Real property                                                                                           $             0
                                      -----------------  -----------------  ----------------  ---------------  ---------------
       Personal property                                                                                       $             0
                                      -----------------  -----------------  ----------------  ---------------  ---------------
       Income                                                                                                  $             0
                                      -----------------  -----------------  ----------------  ---------------  ---------------
       Other (Attach List)                                                                                     $             0
                                      -----------------  -----------------  ----------------  ---------------  ---------------
TOTAL STATE & LOCAL TAXES             $               0  $               0  $              0  $             0  $             0
                                      -----------------  -----------------  ----------------  ---------------  ---------------
TOTAL TAXES                           $               0  $               0  $              0  $             0  $             0
                                      =================  =================  ================  ===============  ===============

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                            CLAIMED         ALLOWED
-------------------------------------------                                            AMOUNT         AMOUNT(b)
                                                                                       -------        ----------
       Secured claims(a)                                                               $     0        $        0
                                                                                       -------        ----------
       Priority claims other than taxes                                                $     0        $        0
                                                                                       -------        ----------
       Priority tax claims                                                             $     0        $        0
                                                                                       -------        ----------
       General unsecured claims                                                        $     0        $        0
                                                                                       -------        ----------

    (a) List total amount of claims even it under secured.

    (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                 ACCOUNT 1          ACCOUNT 2         ACCOUNT 3       ACCOUNT 4
                                                 ---------          ---------         ---------       ---------
Bank
                                                 ---------          ---------         ---------       ---------
Account Type
                                                 ---------          ---------         ---------       ---------
Account No.
                                                 ---------          ---------         ---------       ---------
Account Purpose
                                                 ---------          ---------         ---------       ---------
Balance, End of Month
                                                 ---------          ---------         ---------       ---------
Total Funds on Hand for all Accounts             $       0
                                                 =========

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 02/28/02

                                                                                        Actual                 Cumulative
                                                                                     Current Month           (Case to Date)
                                                                                     -------------           --------------
     CASH RECEIPTS
1          Rent/Leases Collected
                                                                                 ----------------------    --------------------
2          Cash Received from Sales
                                                                                 ----------------------    --------------------
3          Interest Received
                                                                                 ----------------------    --------------------
4          Borrowings
                                                                                 ----------------------    --------------------
5          Funds from Shareholders, Partners, or Other Insiders
                                                                                 ----------------------    --------------------
6          Capital Contributions
                                                                                 ----------------------    --------------------
7
           ---------------------------------------------------------------       ----------------------    --------------------
8
           ---------------------------------------------------------------       ----------------------    --------------------
9
           ---------------------------------------------------------------       ----------------------    --------------------
10
           ---------------------------------------------------------------       ----------------------    --------------------
11
                                                                                 ----------------------    --------------------
12               TOTAL CASH RECEIPTS                                             $                    0    $                  0
                                                                                 ----------------------    --------------------
     CASH DISBURSEMENTS
13         Payments for Inventory
                                                                                 ----------------------    --------------------
14         Selling
                                                                                 ----------------------    --------------------
15         Administrative
                                                                                 ----------------------    --------------------
16         Capital Expenditures
                                                                                 ----------------------    --------------------
17         Principal Payments on Debt
                                                                                 ----------------------    --------------------
18         Interest Paid
                                                                                 ----------------------    --------------------
           Rent/Lease:
19               Personal Property
                                                                                 ----------------------    --------------------
20               Real Property
                                                                                 ----------------------    --------------------
           Amount Paid to Owner(s)/Officer(s)
21               Salaries
                                                                                 ----------------------    --------------------
22               Draws
                                                                                 ----------------------    --------------------
23               Commissions/Royalties
                                                                                 ----------------------    --------------------
24               Expense Reimbursements
                                                                                 ----------------------    --------------------
25               Other
                                                                                 ----------------------    --------------------
26         Salaries/Commissions (less employee withholding)
                                                                                 ----------------------    --------------------
27         Management Fees
                                                                                 ----------------------    --------------------
           Taxes:
28               Employee Withholding
                                                                                 ----------------------    --------------------
29               Employer Payroll Taxes
                                                                                 ----------------------    --------------------
30               Real Property Taxes
                                                                                 ----------------------    --------------------
31               Other Taxes
                                                                                 ----------------------    --------------------
32         Other Cash Outflows:
                                                                                 ----------------------    --------------------
33
                 ---------------------------------------------------------       ----------------------    --------------------
34
                 ---------------------------------------------------------       ----------------------    --------------------
35
                 ---------------------------------------------------------       ----------------------    --------------------
36
                 ---------------------------------------------------------       ----------------------    --------------------
37
                 ---------------------------------------------------------       ----------------------    --------------------
38               TOTAL CASH DISBURSEMENTS:                                       $                    0    $                  0
                                                                                 ----------------------    --------------------
39   NET INCREASE (DECREASE) IN CASH                                             $                    0    $                  0
                                                                                 ----------------------    --------------------
40   CASH BALANCE, BEGINNING OF PERIOD
                                                                                 ----------------------    --------------------
41   CASH BALANCE, END OF PERIOD                                                 $                    0    $                  0
                                                                                 ======================    ====================

                             STATEMENT OF CASH FLOWS
           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 02/28/02

     CASH FLOWS FROM OPERATING ACTIVITIES                                                     ACTUAL              CUMULATIVE
                                                                                           CURRENT MONTH        (CASE TO DATE)
                                                                                           -------------        --------------
1         Cash Received from Sales
                                                                                        --------------------  -------------------
2         Rent/Leases Collected
                                                                                        --------------------  -------------------
3         Interest Received
                                                                                        --------------------  -------------------
4         Cash Paid to Suppliers
                                                                                        --------------------  -------------------
5         Cash Paid for Selling Expenses
                                                                                        --------------------  -------------------
6         Cash Paid for Administrative Expenses
                                                                                        --------------------  -------------------
          Cash Paid for Rents/Leases:
7            Personal Property
                                                                                        --------------------  -------------------
8            Real Property
                                                                                        --------------------  -------------------
9         Cash Paid for Interest
                                                                                        --------------------  -------------------
10        Cash Paid for Net Payroll and Benefits
                                                                                        --------------------  -------------------
          Cash Paid to Owner(s)/Officer(s)
11           Salaries
                                                                                        --------------------  -------------------
12           Draws
                                                                                        --------------------  -------------------
13           Commissions/Royalties
                                                                                        --------------------  -------------------
14           Expense Reimbursements
                                                                                        --------------------  -------------------
15           Other
                                                                                        --------------------  -------------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.
16           Employer Payroll Tax
                                                                                        --------------------  -------------------
17           Employee Withholdings
                                                                                        --------------------  -------------------
18           Real Property Taxes
                                                                                        --------------------  -------------------
19           Other Taxes
                                                                                        --------------------  -------------------
20        Cash Paid for General Expenses
                                                                                        --------------------  -------------------
21
          -------------------------------------------------------------------           --------------------  -------------------
22
          -------------------------------------------------------------------           --------------------  -------------------
23
          -------------------------------------------------------------------           --------------------  -------------------
24
          -------------------------------------------------------------------           --------------------  -------------------
25
          -------------------------------------------------------------------           --------------------  -------------------
26
          -------------------------------------------------------------------           --------------------  -------------------
27           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE
                REORGANIZATION ITEMS                                                    $                  0  $                 0
                                                                                        --------------------  -------------------
     CASH FLOWS FROM REORGANIZATION ITEMS
28        Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                        --------------------  -------------------
29        Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                        --------------------  -------------------
30        U.S. Trustee Quarterly Fees
                                                                                        --------------------  -------------------
31
          -------------------------------------------------------------------           --------------------  -------------------
32           NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                           $                  0  $                 0
                                                                                        --------------------  -------------------
33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS         $                  0  $                 0
                                                                                        --------------------  -------------------
     CASH FLOWS FROM INVESTING ACTIVITIES
34        Capital Expenditures
                                                                                        --------------------  -------------------
35        Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                        --------------------  -------------------
36
          -------------------------------------------------------------------           --------------------  -------------------
37           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                           $                  0  $                 0
                                                                                        --------------------  -------------------
     CASH FLOWS FROM FINANCING ACTIVITIES
38        Net Borrowings (Except Insiders)
                                                                                        --------------------  -------------------
39        Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                        --------------------  -------------------
40        Capital Contributions
                                                                                        --------------------  -------------------
41        Principal Payments
                                                                                        --------------------  -------------------
42
          -------------------------------------------------------------------           --------------------  -------------------
43           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                           $                  0  $                 0
                                                                                        --------------------  -------------------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                               $                  0  $                 0
                                                                                        --------------------  -------------------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH
                                                                                        --------------------  -------------------
46   CASH AND CASH EQUIVALENTS AT END OF MONTH                                          $                  0  $                 0
                                                                                        ====================  ===================